ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                             Growth and Income Fund

                                DECEMBER 31, 1997


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                     --------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                     --------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Growth and Income Fund

                   Stocks surge ahead in 1997, producing over
              20% returns for an unprecedented third straight year

Shareholders of John Hancock Utilities Fund have approved the merger of their fund into John Hancock Growth and Income Fund. The merger was effective after the close of business on December 5, 1997.

To the amazement of many, the stock market forged into uncharted territory in 1997, breaking records by producing 20%-plus returns for a third consecutive year. The feat was made possible by the continuation of a near-perfect economic backdrop for stocks: declining interest rates, a strong economy and limited signs of inflation. As a result, corporate earnings continued to grow faster than many expected, especially given the late stages of the current expansion, now entering its record-setting eighth year. This year, however, was marked by a significant increase in volatility, especially beginning in late summer. Although the economy remained buoyant, concerns mounted with several high-profile earnings disappointments. Then in October, Wall Street was infected, along with the rest of the world's markets, by fallout from the mounting currency and financial crises in Asia. The U.S. market rebounded quickly, but investor confidence was shaken and volatility surged. Nonetheless, the Standard & Poor's 500 Stock Index, a broad measure of market performance, still returned 33.36% for the year, including reinvested dividends.

Big was beautiful

Big companies outperformed small ones again this year, as investors were attracted first to their strong and stable earnings growth and, later in


"...the stock market forged into uncharted territory in 1997..."

[A 2 1/4" by 3 1/2" photo of Fund management team at bottom right. Caption reads: "Tim Keefe (standing) and Fund management team members Anurag Pandit (l) and Ben Hock (r)."]

================================================================================

                   John Hancock Funds - Growth and Income Fund

"...our overweighted position in financial stocks...served us well."

the year, to their safe-haven appeal. The market's preference for larger companies served the Fund well, since we focus on the type of stocks that led the way -- large companies with strong leadership positions in their industries. For the year ended December 31, 1997, John Hancock Growth and Income Fund's Class A and Class B shares produced total returns of 36.71% and 35.80%, respectively, at net asset value. That handily surpassed the 27.14% return of the average growth and income fund, according to Lipper Analytical Services, Inc.(1) Longer-term performance information can be found on pages six and seven.

      Several of our top holdings were also among our best performers, which helped boost results. Number-one holding Progressive Corp.'s stock surged almost 80% during the year as this auto insurance company continued to register strong revenue growth and increased efficiencies due to declining auto repair and medical costs. Number-two holding Computer Associates International's stock rose by more than 60% since we bought it earlier in the year at very attractive levels. This software giant's programs to help companies move from mainframe computing to client server systems propelled its earnings to higher levels than the market had expected. We bought our third biggest holding, TCF Financial Corp., earlier in the year when it was misunderstood and selling at a very low price-to-earnings ratio (a measure of how much you're paying for earnings power.) Once the market realized its worth as a well-run regional bank and leading industry consolidator, its stock price and the Fund were rewarded.

Finance pays off

In general, our overweighted position in financial stocks, which totaled more than 25% of the Fund's net assets, served us well. Most notable were our bank holdings. We made some great buys back in March and April during a brief interest-rate spike that brought many solid financial stocks down to very compelling levels. As the year progressed, interest rates declined, bank earnings came in better than expected and the pace of consolidation picked up -- all positives for the sector.

      There were some disappointments, however, within the consumer finance subsector. In the first half, the group came under pressure with the perception of rising payment delinquencies and increasing personal bankruptcies. At that point, we picked up several of what we believed to be the best companies at very attractive prices, such as FIRSTPLUS Financial Group which we bought at a low of four times earnings. The stock of this lending company rose to as high as 12 times earnings before falling back to eight times earnings upon concerns about accounting issues. We're


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Progressive Corp. 3.7%; 2) Computer Associates International 3.0%; 3) TCF Financial Corp. 2.3%; 4) Eli Lilly 2.0%; 5) First Union Corp. 1.9%. A footnote below states "As a percentage of net assets on December 31, 1997."]

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment," the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "TCF Financial" followed by an up arrow and the phrase "Market recognizes regional bank's worth". The second listing is "Computer Associates" followed by an up arrow and the phrase "Greater-than-expected earnings growth". The third listing is "Oracle" followed by a down arrow and the phrase "Disappointing earnings". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                   John Hancock Funds - Growth and Income Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended December 31, 1997." The chart is scaled in increments of 10% from top to bottom with 40% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 36.71% total return for John Hancock Growth and Income Fund: Class A. The second represents the 35.80% total return for John Hancock Growth and Income Fund:
Class B. The third represents the 27.14% total return for the average growth and income fund. Footnote below reads: "Total returns for John Hancock Growth and Income Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information.]

holding on, however, because management has changed accounting methods, thereby renewing confidence and helping assure their place as a sector leader. Within our technology group, database management company Oracle lost ground when its earnings were weaker than expected.

Buys and sells

As always, we continued to pursue our strategy of owning good, solid long-term companies that we could buy at prices not reflective of their true worth. To that end, we bought stock in pharmaceutical companies American Home Products, Pharmacia & Upjohn and Johnson & Johnson. Their prices weakened in the second half on concerns that the strong dollar was eroding the value of their foreign profits. We also added superregional bank First Union Corp. when it was selling at a 25% discount to comparable banks. We were drawn to this Charlotte, N.C.-based bank's strong management and dominant market share in an economically attractive market. Another good buy was rail-car leasing company GATX Corp. We also bought the stocks of Citicorp and CalEnergy after their prices dropped in the wake of concerns about their exposure to Southeast Asia. In each case, we believe that the company's strong fundamentals did not warrant the amount of the price decline. Conversely, we sold our stake in companies where we believed the fundamentals of the business had peaked along with stock valuations. Included in this group were Honeywell, AlliedSignal and Baxter International.

A look ahead

Given the market's progress over the last three years and the stretched level of valuations, it's unlikely that we'll see the same level of stock returns, or positive earnings surprises, in 1998. With continuing fallout from Asia keeping the market in a stew, we also expect more volatility in the mix. Although we said it last year and were proved wrong, we still believe investors would be advised to temper their 1998 expectations, keeping in mind that the market's longer-term historical average return is 8% to 10%.

      Regardless of the market's next moves, we will stick to our disciplined value-oriented strategy of buying companies across the broad market spectrum at times when their stock prices do not reflect their true earnings potential. Especially in these times of heightened uncertainty, we believe this is the best way to provide shareholders with above-average returns at below-average risk.


"...it's unlikely that we'll see the same level of stock returns...in 1998."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth and Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1997

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns                29.87%     117.92%     297.01%
Average Annual Total Returns            29.87%      16.86%      14.78%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1997

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (8/22/91)
                                         ----       -----    ---------
Cumulative Total Returns                30.80%     118.85%     156.99%
Average Annual Total Returns            30.80%      16.96%      16.00%

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Growth and Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


[GRAPHIC OMITTED]


[Line chart with the heading Growth and Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $52,448 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on December 31, 1987 before sales charge, and is equal to $41,791 as of December 31, 1997. The third line represents the Growth and Income Fund, after sales charge, and is equal to $39,701 as of December 31, 1997.]


[GRAPHIC OMITTED]


[Line chart with the heading Growth and Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $29,511 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on August 22, 1991, after sales charge, and is equal to $25,699 as of December 31, 1997.]

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $375,073,773) .......................      $524,487,798
   Preferred stocks (cost - $14,919,083) .....................        17,169,400
   Bond (cost - $9,900,018) ..................................        11,084,760
   Joint repurchase agreement (cost - $88,135,000) ...........        88,135,000
   Corporate savings account .................................            10,867
                                                                    ------------
                                                                     640,887,825
  Receivable for investments sold ............................         1,149,050
  Receivable for shares sold .................................         1,371,135
  Dividends receivable .......................................           817,251
  Dividend reclaim receivable ................................             4,643
  Interest receivable ........................................            16,276
  Other assets ...............................................            45,197
                                                                    ------------
                    Total Assets .............................       644,291,377
                    ------------------------------------------------------------
Liabilities:
  Payable for shares repurchased .............................            27,610
  Dividend payable ...........................................             1,806
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................           502,600
  Accounts payable and accrued expenses ......................           112,251
                                                                    ------------
                    Total Liabilities ........................           644,267
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ............................................       481,827,140
  Accumulated net realized gain on investments and
   foreign currency transactions .............................         8,674,154
  Net unrealized appreciation of investments and
   foreign currency transactions .............................       152,851,457
  Accumulated net investment income ..........................           294,359
                                                                    ------------
                    Net Assets ...............................      $643,647,110
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding -
   unlimited number of shares authorized
   with no par value)
  Class A - $303,313,015 / 15,697,757 ........................            $19.32
  ==============================================================================
  Class B - $340,334,095 / 17,625,587 ........................            $19.31
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($19.32 x 105.26%) ...............................            $20.34
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Dividends
   (net of foreign withholding taxes of $10,738) .............       $5,737,548
  Interest ...................................................        2,022,269
                                                                  -------------
                                                                      7,759,817
                                                                  -------------
  Expenses:
  Investment management fee - Note B .........................        2,735,337
  Distribution and service fee - Note B
    Class A ..................................................          547,723
    Class B ..................................................        2,172,976
  Transfer agent fee - Note B ................................          731,054
  Custodian fee ..............................................           96,078
  Registration and filing fees ...............................           91,940
  Financial services fee - Note B ............................           79,241
  Auditing fee ...............................................           40,203
  Trustees' fees .............................................           30,105
  Printing ...................................................           10,574
  Miscellaneous ..............................................           10,505
  Legal fees .................................................            6,850
                                                                  -------------
                    Total Expenses ...........................        6,552,586
                    -----------------------------------------------------------
                    Net Investment Income ....................        1,207,231
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized gain on investments sold ......................       63,066,229
  Net realized loss on foreign currency transactions .........           (3,002)
  Change in net unrealized appreciation/depreciation
   of investments and foreign currency transactions ..........       72,108,994
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ............      135,172,221
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................     $136,379,452
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                PERIOD FROM
                                                                              YEAR ENDED    SEPTEMBER 1, 1996 TO      YEAR ENDED
                                                                           AUGUST 31, 1996  DECEMBER 31, 1996 (1)  DECEMBER 31, 1997
                                                                           ---------------  ---------------------  -----------------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .................................................      $2,407,620            $483,351         $1,207,231
  Net realized gain on investments sold and foreign currency
    transactions ...                                                           25,207,559          11,589,657         63,063,227
   Change in net unrealized appreciation/depreciation of investments
    and foreign currency transactions ...................................       7,739,354          26,075,239         72,108,994
                                                                             ------------        ------------       ------------
   Net Increase in Net Assets Resulting from Operations .................      35,354,533          38,148,247        136,379,452
                                                                             ------------        ------------       ------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.1939,  $0.0752 and $0.0738 per share, respectively) ....      (1,792,414)           (697,553)          (804,990)
   Class B - ($0.0916,  $0.0151 and $0.0096 per share, respectively) ....        (780,162)           (126,946)          (101,491)
  Distributions from net realized gain on investments sold
   Class A - ($0.1450,  $1.5747 and $1.9164 per share, respectively) ....      (1,309,129)        (14,744,885)       (24,541,840)
   Class B - ($0.1450,  $1.5747 and $1.9164 per share, respectively) ....      (1,230,621)        (13,438,564)       (26,375,037)
                                                                             ------------        ------------       ------------
     Total Distributions to Shareholders ................................      (5,112,326)        (29,007,948)       (51,823,358)
                                                                             ------------        ------------       ------------
From Fund Share Transactions - Net: * ...................................      (9,818,420)         35,083,465        249,537,997
                                                                             ------------        ------------       ------------
Net Assets:
  Beginning of period ...................................................     244,905,468         265,329,255        309,553,019
                                                                             ------------        ------------       ------------
  End of period (including undistributed net investment income of
   $338,676, distributions in excess of net investment income of $2,472
   and undistributed net investment income of $294,359, respectively) ...    $265,329,255        $309,553,019       $643,647,110
                                                                             =============       =============      =============
* Analysis of Fund Share Transactions:

                                                                                 PERIOD FROM
                                                      YEAR ENDED             SEPTEMBER 1, 1996 TO             YEAR ENDED
                                                   AUGUST 31, 1996           DECEMBER 31, 1996 (1)          DECEMBER 31, 1997
                                             --------------------------   --------------------------   ----------------------------
                                                SHARES        AMOUNT         SHARES        AMOUNT         SHARES          AMOUNT
                                             -----------   ------------   -----------   ------------   ------------   -------------
CLASS A
   Shares sold ............................    1,760,701    $25,784,827     2,100,056    $34,769,586      9,873,058    $181,540,264
   Shares issued in reorganization - Note D           --             --            --             --      1,152,430      17,941,944
   Shares issued to shareholders in
     reinvestment of distributions ........      184,594      2,627,197       864,570     13,618,418      1,192,715      22,651,383
                                             -----------   ------------   -----------   ------------   ------------   -------------
                                               1,945,295     28,412,024     2,964,626     48,388,004     12,218,203     222,133,591
   Less shares repurchased ................   (2,414,054)   (34,877,792)   (1,774,320)   (29,444,447)    (6,968,165)   (124,529,510)
                                             -----------   ------------   -----------   ------------   ------------   -------------
   Net increase (decrease) ................     (468,759)   ($6,465,768)    1,190,306    $18,943,557      5,250,038     $97,604,081
                                             ===========   ============   ===========   ============   ============   =============

CLASS B
   Shares sold ............................    2,595,953    $37,809,526       901,707    $14,803,231      8,763,042    $168,420,351
   Shares issued in reorganization - Note D           --             --            --             --      2,252,005      34,935,449
   Shares issued to shareholders in
     reinvestment of distributions ........      123,908      1,753,023       767,775     12,131,262      1,237,669      23,549,294
                                             -----------   ------------   -----------   ------------   ------------   -------------
                                               2,719,861     39,562,549     1,669,482     26,934,493     12,252,716     226,905,094
   Less shares repurchased ................   (2,944,133)   (42,915,201)     (653,345)   (10,794,585)    (3,973,150)    (74,971,178)
                                             -----------   ------------   -----------   ------------   ------------   -------------
   Net increase (decrease) ................     (224,272)   ($3,352,652)    1,016,137    $16,139,908      8,279,566    $151,933,916
                                             ===========   ============   ===========   ============   ============   =============

(1) Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                                                         SEPTEMBER 1,
                                                                       YEAR ENDED AUGUST 31,                1996 TO      YEAR ENDED
                                                           --------------------------------------------  DECEMBER 31,   DECEMBER 31,
                                                              1993        1994       1995(4)     1996       1996(7)        1997
                                                           --------    --------    --------    --------  ------------   -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .................    $12.43      $12.08      $11.42      $13.38      $15.07        $15.62
                                                           --------    --------    --------    --------    --------      --------
   Net Investment Income (1) ............................      0.40        0.32        0.21        0.19        0.05          0.12
   Net Realized and Unrealized Gain (Loss)
     on Investments .....................................      1.12       (0.61)       1.95        1.84        2.15          5.57
                                                           --------    --------    --------    --------    --------      --------
     Total from Investment Operations ...................      1.52       (0.29)       2.16        2.03        2.20          5.69
                                                           --------    --------    --------    --------    --------      --------
Less Distributions:
   Dividends from Net Investment Income .................     (0.42)      (0.37)      (0.20)      (0.19)      (0.08)        (0.07)
   Distributions from Net Realized Gain on
     Investments Sold ...................................     (1.45)         --          --       (0.15)      (1.57)        (1.92)
                                                           --------    --------    --------    --------    --------      --------
     Total Distributions ................................     (1.87)      (0.37)      (0.20)      (0.34)      (1.65)        (1.99)
                                                           --------    --------    --------    --------    --------      --------
   Net Asset Value, End of Period .......................    $12.08      $11.42      $13.38      $15.07      $15.62        $19.32
                                                           ========    ========    ========    ========    ========      ========
   Total Investment Return at Net Asset Value (2) .......     13.64%      (2.39%)     19.22%      15.33%      14.53%(6)     36.71%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .............  $115,780    $121,160    $130,183    $139,548    $163,154      $303,313
   Ratio of Expenses to Average Net Assets ..............      1.29%       1.31%       1.30%       1.17%       1.22%(5)      1.12%
   Ratio of Net Investment Income to Average
     Net Assets .........................................      3.43%       2.82%       1.82%       1.28%       0.85%(5)      0.65%
   Portfolio Turnover Rate ..............................       107%        195%         99%         74%         26%          102%
   Average Broker Commission Rate (3) ...................       N/A         N/A         N/A     $0.0665     $0.0692       $0.0686

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                                                         SEPTEMBER 1,
                                                                       YEAR ENDED AUGUST 31,                1996 TO      YEAR ENDED
                                                            -------------------------------------------  DECEMBER 31,   DECEMBER 31,
                                                              1993        1994       1995(4)     1996       1996(7)        1997
                                                            -------    --------    --------    --------  ------------   -----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .................    $12.44      $12.10      $11.44      $13.41      $15.10         $15.66
                                                            -------    --------    --------    --------    --------       --------
   Net Investment Income (Loss) (1) .....................      0.30        0.24        0.13        0.08        0.01          (0.02)
   Net Realized and Unrealized Gain (Loss) on
     Investments ........................................      1.12       (0.61)       1.96        1.85        2.14           5.60
                                                            -------    --------    --------    --------    --------       --------
     Total from Investment Operations ...................      1.42       (0.37)       2.09        1.93        2.15           5.58
                                                            -------    --------    --------    --------    --------       --------
Less Distributions:
   Dividends from Net Investment Income .................     (0.31)      (0.29)      (0.12)      (0.09)      (0.02)         (0.01)
   Distributions from Net Realized Gain on
     Investments Sold ...................................     (1.45)         --          --       (0.15)      (1.57)         (1.92)
                                                            -------    --------    --------    --------    --------       --------
     Total Distributions ................................     (1.76)      (0.29)      (0.12)      (0.24)      (1.59)         (1.93)
                                                            -------    --------    --------    --------    --------       --------
   Net Asset Value, End of Period .......................    $12.10      $11.44      $13.41      $15.10      $15.66         $19.31
                                                            =======    ========    ========    ========    ========       ========
   Total Investment Return at Net Asset Value(2) ........     12.64%      (3.11%)     18.41%      14.49%      14.15%(6)      35.80%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .............   $65,010    $114,025    $114,723    $125,781    $146,399       $340,334
   Ratio of Expenses to Average Net Assets ..............      2.19%       2.06%       2.03%       1.90%       1.98%(5)       1.87%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets .........................................      2.53%       2.07%       1.09%       0.55%       0.10%(5)      (0.10%)
   Portfolio Turnover Rate ..............................       107%        195%         99%         74%         26%           102%
   Average Broker Commission Rate(3) ....................       N/A         N/A         N/A     $0.0665     $0.0692        $0.0686

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4) On December 2, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(5)   Annualized.
(6)   Not annualized.
(7) Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 1997. It's divided into four main categories: common stocks, preferred stocks, bond and short-term investments. The common and preferred stocks and bond are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER        MARKET
ISSUER, DESCRIPTION                                   OF SHARES        VALUE
-------------------                                   ---------        -----

COMMON STOCKS
Advertising (0.03%)
  Princeton Video Image, Inc.* ...................      20,000         $187,500
                                                                   ------------
Aerospace (3.16%)
  General Dynamics Corp. .........................      75,000        6,482,813
  Northrop Grumman Corp. .........................      70,000        8,050,000
  United Technologies Corp. ......................      80,000        5,825,000
                                                                   ------------
                                                                     20,357,813
                                                                   ------------
Automobile/Trucks (1.17%)
  Dollar Thrifty Automotive Group, Inc. * ........     300,000        6,150,000
  Lear Corp.* ....................................      29,700        1,410,750
                                                                   ------------
                                                                      7,560,750
                                                                   ------------
Banks - United States (6.46%)
  Banc One Corp. .................................     163,226        8,865,212
  Citicorp .......................................      35,000        4,425,312
  First Union Corp. ..............................     243,000       12,453,750
  TCF Financial Corp. ............................     427,500       14,508,281
  Wells Fargo & Co. ..............................       4,000        1,357,750
                                                                   ------------
                                                                     41,610,305
                                                                   ------------
Building (0.04%)
  Morrison Knudsen Corp.* ........................      25,000          243,750
                                                                   ------------
Business Services - Misc (1.77%)
  Block, H&R, Inc. ...............................     250,000       11,203,125
  Securacom, Inc.* ...............................      16,700          162,825
                                                                   ------------
                                                                     11,365,950
                                                                   ------------
Chemicals (1.53%)
  Monsanto Co. ...................................     145,800       $6,123,600
  Solutia Inc. ...................................     139,400        3,720,238
                                                                   ------------
                                                                      9,843,838
                                                                   ------------
Computers (5.82%)
  Adobe Systems, Inc. ............................      20,000          825,000
  Automatic Data Processing, Inc. ................      67,500        4,142,812
  Bay Networks, Inc.* ............................      70,000        1,789,375
  Computer Associates International, Inc. ........     364,900       19,294,087
  Computer Sciences Corp.* .......................      81,900        6,838,650
  NCR Corp. ......................................      50,000        1,390,625
  Networks Associates, Inc. ......................      25,000        1,321,875
  Oracle Corp.* ..................................      30,000          669,375
  Quantum Corp. * ................................      60,000        1,203,750
                                                                   ------------
                                                                     37,475,549
                                                                   ------------
Consumer Products Misc. (0.41%)
  Samsonite Corp.* ...............................      82,800        2,618,550
                                                                   ------------
Cosmetics & Personal Care (0.94%)
  Gillette Co. ...................................      60,000        6,026,250
                                                                   ------------
Diversified Operations (0.42%)
  Canadian Pacific, Ltd. (Canada) ................     100,000        2,725,000
                                                                   ------------
Electronics (1.29%)
  Fisher Scientific International ................      43,100        2,058,025
  Hadco Corp. ....................................      15,300          692,325
  Lattice Semiconductor Corp* ....................      35,400        1,677,075
  Novellus Systems, Inc.* ........................      70,200        2,268,338
  Oak Industries, Inc.* ..........................      20,000          593,750
  SCI Systems, Inc.* .............................      24,000        1,045,500
                                                                   ------------
                                                                      8,335,013
                                                                   ------------
Energy (1.25%)
  CalEnergy Co., Inc.* ...........................     279,000        8,021,250
                                                                   ------------
Finance (5.09%)
  Ahmanson (H.F.) & Co. ..........................      60,000        4,016,250
  American Express Co. ...........................      60,000        5,355,000
  Astoria Financial Corp. ........................      77,300        4,309,475
  Charter One Financial, Inc. ....................      21,594        1,363,121
  FIRSTPLUS Financial Group, Inc.* ...............      90,000        3,453,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                                        NUMBER        MARKET
ISSUER, DESCRIPTION                                   OF SHARES        VALUE
-------------------                                   ---------        -----

Finance (continued)
  Morgan Stanley, Dean Witter,
   Discover & Co. ................................     165,400       $9,779,275
  Washington Mutual, Inc. ........................      70,380        4,491,124
                                                                   ------------
                                                                     32,767,995
                                                                   ------------
Food (1.69%)
  CPC International, Inc. ........................      76,500        8,262,000
  IBP, inc .......................................     126,400        2,646,500
                                                                   ------------
                                                                     10,908,500
                                                                   ------------
Insurance (9.24%)
  Ace, Ltd. (Bermuda) ............................     100,000        9,650,000
  CMAC Investment Corp. ..........................      60,000        3,622,500
  Conseco, Inc. ..................................     148,700        6,756,556
  ESG Re Ltd.* (Bermuda) .........................      43,000        1,010,500
  Executive Risk, Inc. ...........................      26,100        1,822,106
  Financial Security Assurance Holdings Ltd. .....      64,600        3,116,950
  Leucadia National Corp. ........................      50,000        1,725,000
  Mercury General Corp. ..........................      20,000        1,105,000
  Mid Ocean Ltd. (Bermuda) .......................      10,000          542,500
  Progressive Corp. ..............................     197,500       23,675,312
  Travelers Group, Inc. ..........................     120,000        6,465,000
                                                                   ------------
                                                                     59,491,424
                                                                   ------------
Leisure (2.01%)
  Circus Circus Enterprises, Inc.* ...............     100,000        2,050,000
  Galileo International, Inc. ....................     269,500        7,444,937
  King World Productions, Inc. *  ................      59,300        3,424,575
                                                                   ------------
                                                                     12,919,512
                                                                   ------------
Media (1.93%)
  Central Newspapers, Inc. (Class A) .............      55,400        4,096,137
  Harcourt General, Inc. .........................     104,000        5,694,000
  Viacom, Inc. (Class B)* ........................      63,000        2,610,563
                                                                   ------------
                                                                     12,400,700
                                                                   ------------
Medical (8.69%)
  American Home Products Corp. ...................     152,500       11,666,250
  Johnson & Johnson ..............................      45,000        2,964,375
  Lilly (Eli) & Co. ..............................     180,000       12,532,500
  Pharmacia & Upjohn, Inc. .......................     185,000        6,775,625
  Schering-Plough Corp. ..........................     160,000        9,940,000
  Warner-Lambert Co. .............................      63,000        7,812,000
  Wellpoint Health Networks, Inc.* ...............     100,000        4,225,000
                                                                   ------------
                                                                     55,915,750
                                                                   ------------
Mortgage Banking (2.36%)
  Fannie Mae .....................................     165,000       $9,415,313
  Federal Home Loan Mortgage Corp. ...............     112,000        4,697,000
  Money Store, Inc. (The) ........................      50,000        1,050,000
                                                                   ------------
                                                                     15,162,313
                                                                   ------------
Oil & Gas (4.82%)
  Amerada Hess Corp. .............................      20,000        1,097,500
  Coastal Corp. (The) ............................      17,000        1,052,937
  Columbia Gas System, Inc. ......................      11,000          864,188
  El Paso Natural Gas Co. ........................      14,500          964,250
  ENI S.p.A., American Depositary
   Receipt (ADR), (Italy) ........................      35,000        1,997,188
  Mobil Corp. ....................................     138,000        9,961,875
  Pennzoil Co. ...................................      25,000        1,670,313
  Phillips Petroleum Co. .........................     150,000        7,293,750
  Tejas Gas Corp.* ...............................      19,800        1,212,750
  Tosco Corp. ....................................      60,000        2,268,750
  Triton Energy, Ltd.* ...........................      36,000        1,050,750
  Williams Cos., Inc. (The) ......................      56,000        1,589,000
                                                                   ------------
                                                                     31,023,251
                                                                   ------------
Retail (2.05%)
  SED International Holdings, Inc. ...............      68,500          770,625
  Sysco Corp. ....................................     125,000        5,695,312
  Wal-Mart Stores, Inc. ..........................     170,000        6,704,375
                                                                   ------------
                                                                     13,170,312
                                                                   ------------
Steel (0.33%)
  British Steel Plc, ADR (United Kingdom) ........     100,000        2,143,750
                                                                   ------------
Telecommunications (5.48%)
  360 Communications Co.* ........................     107,200        2,164,100
  Bell Atlantic Corp. ............................      30,110        2,740,010
  Cable Design Technologies* .....................      21,300          828,037
  Lucent Technologies, Inc. ......................     130,200       10,399,725
  MCI Communications Corp. .......................     240,000       10,275,000
  Telecomunicacoes Brasileiras S/A,
   ADR (Brazil) ..................................       1,300          151,369
  U.S. West Media Group* .........................     302,000        8,720,250
                                                                   ------------
                                                                     35,278,491
                                                                   ------------
Tobacco (1.86%)
  Philip Morris Cos., Inc. .......................     264,800       11,998,750
                                                                   ------------
Transport (3.99%)
  Burlington Northern Santa Fe ...................      87,000        8,085,562
  CSX Corp. ......................................      92,000        4,968,000
  GATX Corp. .....................................      75,000        5,442,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                                        NUMBER        MARKET
ISSUER, DESCRIPTION                                   OF SHARES        VALUE
-------------------                                   ---------        -----

Transport (continued)
  Northwest Airlines Corp. (Class A)* ............     150,000       $7,181,250
                                                                   ------------
                                                                     25,676,999
                                                                   ------------
Utilities (7.66%)
  Atmos Energy Corp. .............................      54,000        1,633,500
  Bay State Gas Co. ..............................      36,800        1,366,200
  BellSouth Corp. ................................      20,000        1,126,250
  Boston Edison Co. ..............................      46,000        1,742,250
  CMS Energy Corp. ...............................      47,000        2,070,937
  Companhia Paranaense de Energia-Copel,
   ADR (Brazil) ..................................      31,900          436,631
  DTE Energy Corp. ...............................      30,000        1,040,625
  Eastern Enterprises ............................      27,000        1,215,000
  Edison International ...........................      33,000          897,188
  Energen Corp. ..................................      50,000        1,987,500
  Florida Progress Corp. .........................      26,500        1,040,125
  GTE Corp. ......................................      15,000          783,750
  IPALCO Enterprises, Inc. .......................      29,000        1,216,188
  KeySpan Energy Corp. ...........................      17,100          629,494
  KN Energy, Inc. ................................      25,000        1,350,000
  Long Island Lighting Co. .......................     133,000        4,006,625
  MDU Resources Group, Inc. ......................      35,000        1,106,875
  National Fuel Gas Co. ..........................      36,000        1,752,750
  National Power Plc, ADR (United Kingdom) .......       4,000          158,500
  New England Electric System ....................      37,000        1,581,750
  NUI Corp. ......................................      52,000        1,491,750
  Pacific Enterprises ............................      50,000        1,881,250
  PacifiCorp .....................................      50,000        1,365,625
  People's Energy Corp. ..........................      30,000        1,181,250
  Potomac Electric Power Co. .....................      23,000          593,688
  PowerGen Plc, ADR (United Kingdom) .............      13,000          690,625
  Providence Energy Corp. ........................      42,000          916,125
  Puget Sound Energy, Inc. .......................      32,000          966,000
  SBC Communications, Inc. .......................      55,000        4,028,750
  Sierra Pacific Resources .......................      30,000        1,125,000
  Southern Co. ...................................      36,000          931,500
  Texas Utilities Co. ............................      14,500          602,656
  UtiliCorp United, Inc. .........................      47,000        1,824,188
  Washington Gas Light Co. .......................      36,000        1,113,750
  Washington Water Power Co. .....................      48,500        1,179,156
  Wicor, Inc. ....................................      30,100        1,397,769
  Yankee Energy System, Inc. .....................      31,000          827,313
                                                                   ------------
                                                                     49,258,533
                                                                   ------------
                              TOTAL COMMON STOCKS
                              (Cost $375,073,773)      (81.49%)     524,487,798
                                                        ------     ------------
PREFERRED STOCKS
Banks - United States (0.21%)
  Chase Manhattan Corp., 10.84%, Ser C ...........      44,900       $1,369,450
                                                                   ------------
Broker Services (1.03%)
  Salomon Inc. 7.625%, Ser FSA ...................     165,000        6,600,000
                                                                   ------------
Food (0.12%)
  Ralston Purina Co., 7.00% ......................      11,000          765,875
                                                                   ------------
Insurance (0.19%)
  Conseco, Inc. 7.00%, Ser E .....................       7,700        1,201,200
                                                                   ------------
Leasing Companies (0.08%)
  Capita Preferred Trust, 9.06% ..................      20,000          533,750
                                                                   ------------
Telecommunications (0.13%)
  Sprint Corp., 8.25% ............................      19,000          850,250
                                                                   ------------
Tobacco (0.62%)
  DECS Trust, 8.50% ..............................     155,000        3,991,250
                                                                   ------------
Utilities (0.29%)
  El Paso Tennessee Pipeline Co.,
   8.25%, Ser A ..................................      19,000        1,066,375
  MCN Michigan, L.P., 9.375%, Ser A ..............      30,000          791,250
                                                                   ------------
                                                                      1,857,625
                                                                   ------------
                            TOTAL PREFERRED STOCKS
                                (Cost $14,919,083)      (2.67%)      17,169,400
                                                        ------     ------------

                                         INTEREST    PAR VALUE
ISSUER, DESCRIPTION                        RATE    (000s OMITTED)
-------------------                        ----    --------------
BOND
Government - U.S. (1.72%)
  United States Treasury,
   STRIP  08-15-17 .....................   8.875%      $36,000       11,084,760
                                                                   ------------
                                       TOTAL BOND
                                (Cost $9,900,018)       (1.72%)      11,084,760
                                                        ------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                         INTEREST    PAR VALUE        MARKET
ISSUER, DESCRIPTION                        RATE    (000s OMITTED)      VALUE
-------------------                        ----    --------------      ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.69%)
  Investment in a joint repurchase
  agreement transaction with HSBC
  Securities, Inc. - Dated 12-31-97,
  Due 01-02-98 (Secured by U.S.
  Treasury Bonds, 7.25% thru 13.25%
  Due 11-15-08 thru 11-15-16, and
  U.S. Treasury Notes, 6.50%
  Due 04-30-99) - Note A. ..............   6.60%       $88,135      $88,135,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ..................                                 10,867
                                                                   ------------
                    TOTAL SHORT-TERM INVESTMENTS       (13.69%)      88,145,867
                                                       -------     ------------
                               TOTAL INVESTMENTS       (99.57%)     640,887,825
                                                       -------     ------------
               OTHER ASSETS AND LIABILITIES, NET        (0.43%)       2,759,285
                                                       -------     ------------
                                TOTAL NET ASSETS      (100.00%)    $643,647,110
                                                       =======     ============

*     Non-income producing security.

      Parenthetical disclosure of foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar denominated.

      The percentage shown for each investment category is the total of that category as a percentage of net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Growth and Income Fund (the "Fund"), John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

      The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowing of up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended December 31, 1997.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.625% of the Fund's average daily net asset value.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $1,420,957. Out of this amount, $222,283 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $812,843 was paid as sales commissions to unrelated broker-dealers and $385,831 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors") a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1997, contingent deferred sales charges amounted to $340,301.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a peri-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund


odic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,349.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997, aggregated $471,945,695 and $410,458,897, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended December 31, 1997, aggregated $9,711,360 and none, respectively.

      The cost of investments owned at December 31, 1997 (excluding the corporate savings account) for federal income tax purposes was $488,942,952. Gross unrealized appreciation and depreciation of investments aggregated $161,883,664 and $9,949,658, respectively, resulting in net unrealized appreciation of $151,934,006.

NOTE D -
REORGANIZATION

On November 12, 1997 the shareholders of John Hancock Utilities Fund ("JHUF") approved a plan of reorganization between JHUF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHUF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquistion was accounted for as a tax-free exchange of 1,152,430 Class A shares and 2,252,005 Class B shares of the Fund for the net assets of JHUF, which amounted to $22,250,320 and $43,474,047 for Class A and Class B shares, respectively, including $12,846,974 of unrealized appreciation, after close of business at December 5, 1997.

NOTE E -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1997, the Fund has reclassified amounts to reflect an increase in capital paid-in of $10,110,419, a decrease in accumulated net realized gain on investments of $10,106,500 and a decrease in accumulated net investment income of $3,919. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                   John Hancock Funds - Growth and Income Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust
John Hancock Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Growth and Income Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth and Income Fund portfolio of John Hancock Investment Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1997.

      The Fund designated distributions of $54,213,293 as a capital gain dividend. $36,273,295 of this amount is a 28% rate gain distribution and $17,939,998 is a 20% rate gain distribution.

      For the fiscal year ending December 31, 1997, 89.12% of the ordinary income distributions qualify for the dividends received deduction.

      Shareholders will receive a 1997 U.S.Treasury Department Form 1099-DIV in January of 1998. This will reflect the tax characters of all distributions received during calendar year 1997.

================================================================================

                                                                --------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
                                                                     PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603              Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                      Permit No. 75
       INTERNET: www.jhancock.com/funds                         --------------


--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Growth and Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                   5000A  12/97
                                                                            2/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Sovereign
                                 Investors Fund

                                DECEMBER 31, 1997


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                  --------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

         BY JOHN SNYDER III AND BARRY EVANS, CFA, CO-PORTFOLIO MANAGERS

                                  John Hancock
                            Sovereign Investors Fund

                Stocks rack up yet another year of great returns

1997 was yet another spectacular year for stock investors. The Dow Jones Industrial Average -- one of the most commonly-watched market indices -- ended the year up a healthy 22.64%. Following gains of 33% in 1995 and 26% in 1996, this year marked a record third-straight year in which stocks rose more than 20%. It also marked the seventh consecutive year of market advances, making the current bull market the longest in history.

      It wasn't, however, all smooth sailing for investors. Much of the market's gains came in the first half of the year. Then, as worries about corporate profits and Asia's financial woes heightened, investors became more nervous. Increasing jitters kept the market trading in a volatile range for most of the second half.

      The big winners in this year's market advance were large stocks. In a "flight to quality," investors sought out those large companies with reliable earnings and clear market leadership. Small stocks, on the other hand, didn't fare as well. Aside from a short-lived rally in the third quarter, small stocks lagged behind their larger brethren during the year.

Fund performance

Our long-time focus on "dividend performers" stocks -- those large stocks with consistent dividends and reliable earnings -- paid off in 1997. In addition, our above-average bond exposure allowed us to outperform our peers with less overall risk. For the year ended December 31, 1997, the Fund's Class A, Class B and Class C shares had total returns of 29.14%, 28.14% and 29.60%, respectively, at net asset value. By comparison, the average growth and income fund returned 27.14%, according to Lipper Analytical Services, Inc.(1) Longer-term performance can be found on pages six and seven.


"...a record third-straight year in which stocks rose more than 20%."

[A 2 1/4" x 3" photo of the portfolio management team at bottom right. Caption reads: "Sovereign Investors Fund management team members: (l-r) John Snyder, Barry Evans, Jere Estes."]

================================================================================

                  John Hancock Funds - Sovereign Investors Fund


Retailers and banks were strong contributors to Fund performance.


      Within Sovereign's investment universe, two important sectors contributed significantly to the Fund's performance: retailers and banks. Retail giants Wal-Mart and Home Depot rose more than 60% in 1997, thanks to market share gains and strong consumer confidence levels.

      Our bank stocks also yielded strong results. A favorable interest-rate environment and strong loan demand have helped banks' underlying fundamentals. Also, a sharp increase in merger activity has lifted the group. First Tennessee National was among our strongest bank performers, buoyed by a healthy balance sheet and increasing takeover speculation.

      Along with the winners, there are always disappointments. Kimberly-Clark Corp., one of the leading producers of personal-care products, fell short of expectations. The company's acquisition of Scott Paper has been more difficult to integrate than expected. Given that, we've halved our position in the stock.

Shift to growth cyclicals

After strong gains early in the year, we felt that many of our consumer staple stocks were ripe for profit taking. We sold several core holdings -- such as Procter & Gamble and Sara Lee -- in favor of companies that offered better growth potential and valuations.

      A perfect example is Grainger (W.W.), Inc. which is the leading distributor of electrical equipment. Market leadership is critical in this industry as customers strive to limit the number of vendors they use. With its most recent acquisition of Ackland, Grainger has been able to strengthen its market position. And because of its superb balance sheet, Grainger is well-positioned to make further acquisitions.

      Pitney Bowes, which manufactures office automation equipment, is another favorite. The company has several things working in its favor. Technological advancements, successful new product introductions and overseas expansion have allowed Pitney Bowes to grow steadily over the last few years. What's more, the increasing trend toward home offices has provided the company with an additional channel for sales growth.

Outlook

A change from the generally ebullient stock market may be at hand. The expected slowdown in the Asian economies may slow the world economy. At first glance, the effect on the U.S. economy appears to be minimal, but the U.S. will not be immune. Furthermore, we believe that the impact will extend beyond those companies with direct exposure to Asia such as semiconductor manufacturers. Companies with extensive retailing operations in the Far East -- such as McDonald's and Coca-Cola -- are also likely to experience weaker demand. U.S.

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) DuPont 2.9%; 2) Emerson Electric 2.8%; 3) General Electric 2.7%; 4) Dover Corp. 2.7%; 5) Grainger, W.W. 2.5%. A footnote below reads: "As a percentage of net assets on December 31, 1997."]

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Home Depot followed by an up arrow and the phrase "Strong consumer confidence." The second listing is First Tennessee National followed by an up arrow and the phrase "Takeover speculation." The third listing is Kimberly-Clark followed by a down arrow and the phrase "Scott Paper acquisition." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1997." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart, there are four solid bars. The first represents the 29.14% total return for John Hancock Sovereign Investors Fund: Class A. The second represents the 28.14% total return for John Hancock Sovereign Investors
Fund: Class B. The third represents the 29.60% return for John Hancock Sovereign Investors Fund: Class C. The fourth represents 27.14% return for the Average growth and income fund. The footnote below states: "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services,Inc.(1) See the following two pages for historical performance information."]

companies that are vulnerable to imports -- such as steel manufacturers and auto makers -- will face stiffer competition, as Asian companies attempt to export their way out of trouble.

      In general, we believe companies will remain challenged in their quests to produce top-line revenue growth. We also believe that 1998 will be a more difficult year for earnings growth than any of the past five years. Pricing power is non-existent and, in fact, a number of economists believe that prices will go down in 1998. Of course, lower prices will benefit consumers, but not companies. Deflation is a difficult environment for corporate profitability because companies have difficulty recovering any increase in labor costs.

      If an economic slowdown materializes, this will be the sweet spot of the market cycle for the Fund's "dividend performers" universe of companies. At a time when earnings disappointments are dealt with severely by the market, consistency will be rewarded. We believe it will be a time when superior corporate management teams with the most control over their own destiny will succeed, while others struggle. We expect earnings growth this year for the Fund's typical stock to be in the low double-digit range versus low single-digits for the S&P 500. If the past is any guide, it will be a time when investors are likely to fully appreciate the investment quality of these stable growth companies and should be willing to pay premium prices for them.


"...consistency will be rewarded."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind, that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1997

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns                 22.68%     93.28%     289.25%
Average Annual Total Returns             22.68%     14.09%      14.56%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1997
                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (1/3/94)
                                                    ----     --------
Cumulative Total Returns                           23.14%      84.68%
Average Annual Total Returns                       23.14%      16.61%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended December 31, 1997
                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (5/7/93)
                                                    ----     --------
Cumulative Total Returns                           29.60%      105.20%
Average Annual Total Returns                       29.60%       16.71%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of December 31, 1997
                                                             SEC 30-DAY
                                                                YIELD
                                                             ----------
John Hancock Sovereign Investors Fund: Class A                  1.29%
John Hancock Sovereign Investors Fund: Class B                  0.52%
John Hancock Sovereign Investors Fund: Class C                  1.69%

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is not indicative of future results.


                               [GRAPHIC OMITTED]


[Line chart with the heading Sovereign Investors Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent ten years. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $52,448 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on June 30, 1987, before sales charge, and is equal to $40,974 as of December 31, 1997. The third line represents the Sovereign Investors Fund after sales charge and is equal to $38,925 as of December 31, 1997.]


                               [GRAPHIC OMITTED]


[Line chart with the heading Sovereign Investors Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $22,845 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $18,768 as of December 31, 1997. The third line represents the Sovereign Investors Fund after contingent deferred sales charge and is equal to $18,468 as of December 31, 1997.]


                               [GRAPHIC OMITTED]


[Line chart with the heading Sovereign Investors Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $24,687 as of December 31, 1997. The second line represents the hypothetical $10,000 investment made in the Sovereign Investors Fund on May 7, 1993,and is equal to $20,520 as of December 31, 1997.]

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common stocks and preferred stock
     (cost - $1,394,378,307) .................................    $2,082,891,257
   Corporate bonds (cost - $76,495,226) ......................        79,481,649
   U.S. government and agencies obligations
     (cost - $105,249,781) ...................................       106,876,214
   Joint repurchase agreement (cost - $117,636,000) ..........       117,636,000
   Short-term investments (cost - $10,000,257) ...............        10,000,257
   Corporate savings account .................................               778
                                                                  --------------
                                                                   2,396,886,155
  Receivable for investments sold ............................         9,005,759
  Receivable for shares sold .................................           972,312
  Dividends receivable .......................................         3,205,388
  Interest receivable ........................................         3,895,280
  Other assets ...............................................           103,609
                                                                  --------------
                    Total Assets .............................     2,414,068,503
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................         1,979,878
  Payable for shares repurchased .............................           462,583
  Dividend payable ...........................................             4,804
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................         3,784,071
  Accounts payable and accrued expenses ......................           114,514
                                                                  --------------
                    Total Liabilities ........................         6,345,850
                    ------------------------------------------------------------
Net Assets:
  Paid-in capital ............................................     1,695,552,616
  Accumulated net realized gain on investments ...............        18,980,345
  Net unrealized appreciation of investments .................       693,141,125
  Undistributed net investment income ........................            48,567
                                                                  --------------
                    Net Assets ...............................    $2,407,722,653
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding with $0.01 par value)
  Class A - $1,748,489,818 / 78,031,449 ......................            $22.41
  ==============================================================================
  Class B - $610,976,421 / 27,296,833 ........................            $22.38
  ==============================================================================
  Class C - $48,256,414 / 2,153,172 ..........................            $22.41
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($22.41 x 105.26%) ...............................            $23.59
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Dividends ...................................................      $33,166,422
  Interest ....................................................       20,592,426
                                                                    ------------
                                                                      53,758,848
                                                                    ------------
  Expenses:
     Investment management fee - Note B .......................       11,885,521
     Distribution and service fee - Note B
       Class A ................................................        4,797,311
       Class B ................................................        5,138,418
     Transfer agent fee - Note B ..............................        3,509,744
     Financial services fee - Note B ..........................          390,993
     Custodian fee ............................................          314,625
     Registration and filing fees .............................          275,238
     Trustees' fees ...........................................          175,382
     Miscellaneous ............................................           56,366
     Auditing fee .............................................           45,467
     Legal fees ...............................................           31,959
                                                                    ------------
                    Total Expenses ............................       26,621,024
                    ------------------------------------------------------------
                    Net Investment Income .....................       27,137,824
                    ------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .......................      240,406,642
  Change in net unrealized appreciation/depreciation
     of investments ...........................................      274,962,970
                                                                    ------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      515,369,612
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $542,507,436
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                                         -------------------------------
                                                                               1996            1997
                                                                         --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..............................................     $29,453,896      $27,137,824
   Net realized gain on investments sold ..............................     132,393,369      240,406,642
   Change in net unrealized appreciation/depreciation of investments ..     112,475,113      274,962,970
                                                                         --------------   --------------
     Net Increase in Net Assets Resulting from Operations .............     274,322,378      542,507,436
                                                                         --------------   --------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.3585 and $0.3203 per share, respectively) ..........     (25,069,146)     (22,908,079)
     Class B - ($0.2155 and $0.1480 per share, respectively) ..........      (3,858,864)      (3,461,817)
     Class C - ($0.4290 and $0.4017 per share, respectively) ..........        (549,349)        (719,361)
   Distributions from net realized gain on investments sold
     Class A - ($1.1552 and $2.3840 per share, respectively) ..........     (80,116,607)    (168,473,550)
     Class B - ($1.1552 and $2.3840 per share, respectively) ..........     (22,820,809)     (58,671,765)
     Class C - ($1.1552 and $2.3840 per share, respectively) ..........      (1,639,314)      (4,607,424)
                                                                         --------------   --------------
     Total Distributions to Shareholders ..............................    (134,054,089)    (258,841,996)
                                                                         --------------   --------------
From Fund Share Transactions -- Net* ..................................     167,161,216      258,579,708
                                                                         --------------   --------------
Net Assets:
   Beginning of period ................................................   1,558,048,000    1,865,477,505
                                                                         --------------   --------------
   End of period (including undistributed net investment income
     of none and $48,567, respectively) ...............................  $1,865,477,505   $2,407,722,653
                                                                         ==============   ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                          YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------
                                                                                   1996                           1997
                                                                        ----------------------------   ----------------------------
                                                                           SHARES         AMOUNT          SHARES          AMOUNT
                                                                        ------------   -------------   ------------   -------------
CLASS A
   Shares sold .......................................................    18,780,738    $361,408,507     19,232,348    $415,010,041
   Shares issued to shareholders in reinvestment of distributions ....     5,004,684      97,643,950      8,011,937     178,596,078
                                                                        ------------   -------------   ------------   -------------
                                                                          23,785,422     459,052,457     27,244,285     593,606,119
   Less shares repurchased ...........................................   (22,048,259)   (423,528,648)   (22,602,919)   (489,814,527)
                                                                        ------------   -------------   ------------   -------------
   Net increase ......................................................     1,737,163     $35,523,809      4,641,366    $103,791,592
                                                                        ============   =============   ============   =============
CLASS B
   Shares sold .......................................................     9,159,545    $176,783,839      9,793,231    $212,352,695
   Shares issued to shareholders in reinvestment of distributions ....     1,269,661      24,792,933      2,605,792      58,050,121
                                                                        ------------   -------------   ------------   -------------
                                                                          10,429,206     201,576,772     12,399,023     270,402,816
   Less shares repurchased ...........................................    (3,973,684)    (77,636,976)    (5,990,391)   (129,781,552)
                                                                        ------------   -------------   ------------   -------------
   Net increase ......................................................     6,455,522    $123,939,796      6,408,632    $140,621,264
                                                                        ============   =============   ============   =============
CLASS C
   Shares sold .......................................................       369,676      $7,183,772        581,603     $12,802,728
   Shares issued to shareholders in reinvestment of distributions ....       112,176       2,188,658        238,907       5,326,777
                                                                        ------------   -------------   ------------   -------------
                                                                             481,852       9,372,430        820,510      18,129,505
   Less shares repurchased ...........................................       (87,535)     (1,674,819)      (177,952)     (3,962,563)
                                                                        ------------   -------------   ------------   -------------
   Net increase ......................................................       394,317      $7,697,611        642,558     $14,166,852
                                                                        ============   =============   ============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                1993         1994             1995         1996           1997
                                                             ----------   ----------       ----------   ----------     ----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................      $14.78       $15.10           $14.24       $17.87         $19.48
                                                             ----------   ----------       ----------   ----------     ----------
   Net Investment Income ..................................        0.44         0.46             0.40         0.36(3)        0.32(3)
   Net Realized and Unrealized Gain (Loss) on Investments .        0.39        (0.75)            3.71         2.77           5.31
                                                             ----------   ----------       ----------   ----------     ----------
       Total from Investment Operations ...................        0.83        (0.29)            4.11         3.13           5.63
                                                             ----------   ----------       ----------   ----------     ----------
   Less Distributions:
     Dividends from Net Investment Income .................       (0.42)       (0.46)           (0.40)       (0.36)         (0.32)
     Distributions from Net Realized Gain on
       Investments Sold ...................................       (0.09)       (0.11)           (0.08)       (1.16)         (2.38)
                                                             ----------   ----------       ----------   ----------     ----------
       Total Distributions ................................       (0.51)       (0.57)           (0.48)       (1.52)         (2.70)
                                                             ----------   ----------       ----------   ----------     ----------
   Net Asset Value, End of Period .........................      $15.10       $14.24           $17.87       $19.48         $22.41
                                                             ==========   ==========       ==========   ==========     ==========
   Total Investment Return at Net Asset Value(2) ..........        5.71%       (1.85%)          29.15%       17.57%         29.14%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............  $1,258,575   $1,090,231       $1,280,321   $1,429,523     $1,748,490
   Ratio of Expenses to Average Net Assets ................        1.10%        1.16%            1.14%        1.13%          1.06%
   Ratio of Net Investment Income to Average Net Assets ...        2.94%        3.13%            2.45%        1.86%          1.44%
   Portfolio Turnover Rate ................................          46%          45%              46%          59%            62%
   Average Brokerage Commission Rate (6) ..................         N/A          N/A              N/A      $0.0696        $0.0659

CLASS B (1)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ................................      $15.02           $14.24       $17.86         $19.46
                                                                          ----------       ----------   ----------     ----------
   Net Investment Income (3) ...........................................        0.38             0.27         0.21           0.16
   Net Realized and Unrealized Gain (Loss) on Investments ..............       (0.69)            3.71         2.77           5.29
                                                                          ----------       ----------   ----------     ----------
       Total from Investment Operations ................................       (0.31)            3.98         2.98           5.45
                                                                          ----------       ----------   ----------     ----------
   Less Distributions:
     Dividends from Net Investment Income ..............................       (0.36)           (0.28)       (0.22)         (0.15)
     Distributions from Net Realized Gain on Investments Sold ..........       (0.11)           (0.08)       (1.16)         (2.38)
                                                                          ----------       ----------   ----------     ----------
       Total Distributions .............................................       (0.47)           (0.36)       (1.38)         (2.53)
                                                                          ----------       ----------   ----------     ----------
   Net Asset Value, End of Period ......................................      $14.24           $17.86       $19.46         $22.38
                                                                          ==========       ==========   ==========     ==========
   Total Investment Return at Net Asset Value(2) .......................       (2.04%)(4)       28.16%       16.67%         28.14%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ............................    $128,069         $257,781     $406,523       $610,976
   Ratio of Expenses to Average Net Assets .............................        1.86%(5)         1.90%        1.91%          1.83%
   Ratio of Net Investment Income to Average Net Assets ................        2.57%(5)         1.65%        1.10%          0.67%
   Portfolio Turnover Rate .............................................          45%              46%          59%            62%
   Average Brokerage Commission Rate (6) ...............................         N/A              N/A      $0.0696        $0.0659

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
                                                                  1993         1994      1995      1996        1997
                                                                 ------       ------    ------    ------      ------
CLASS C (1)
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................  $14.79       $15.11    $14.24    $17.87      $19.48
                                                                 ------       ------    ------    ------      ------
   Net Investment Income ......................................    0.27         0.52      0.46      0.44(3)     0.41(3)
   Net Realized and Unrealized (Loss) on Investments ..........    0.48        (0.77)     3.71      2.76        5.30
                                                                 ------       ------    ------    ------      ------
       Total from Investment Operations .......................    0.75        (0.25)     4.17      3.20        5.71
                                                                 ------       ------    ------    ------      ------
   Less Distributions:
     Dividends from Net Investment Income .....................   (0.34)       (0.51)    (0.46)    (0.43)      (0.40)
     Distributions from Net Realized Gain on Investments Sold .   (0.09)       (0.11)    (0.08)    (1.16)      (2.38)
                                                                 ------       ------    ------    ------      ------
       Total Distributions ....................................   (0.43)       (0.62)    (0.54)    (1.59)      (2.78)
                                                                 ------       ------    ------    ------      ------
   Net Asset Value, End of Period .............................  $15.11       $14.24    $17.87    $19.48      $22.41
                                                                 ======       ======    ======    ======      ======
   Total Investment Return at Net Asset Value (2) .............    5.13%(4)    (1.57%)   29.68%    17.99%      29.60%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................  $10,189      $15,128   $19,946   $29,431     $48,256
   Ratio of Expenses to Average Net Assets ....................    0.88%(5)     0.81%     0.74%     0.75%       0.71%
   Ratio of Net Investment Income to Average Net Assets .......    3.17%(5)     3.53%     2.84%     2.26%       1.79%
   Portfolio Turnover Rate ....................................      46%          45%       46%       59%         62%
   Average Brokerage Commission Rate (6) ......................     N/A          N/A       N/A    $0.0696     $0.0659

(1) Class B and Class C shares commenced operations on January 3, 1994, and May 7, 1993, respectively.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Not annualized.
(5)   Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Schedule of Investments
December 31, 1997

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, but are unaudited.
--------------------------------------------------------------------------------

                                                                                        COMPOUND
  NUMBER                                                                                 GROWTH      MARKET
 OF SHARES                                                                                RATE        VALUE
 ---------                                                                              --------     ------

COMMON STOCKS (86.43%)
Advertising (1.45%)
   700,000  Interpublic Group, Inc. @ 49 13/16........................................             $34,868,750
                                                                                                 -------------
            One of the largest advertising agencies in
               the world
            Earnings P/S.......$.60, .70, .79, .87, 1.00, 1.11, 1.25, 1.11, 1.71, 1.82    13.1%
            Dividends P/S............$.17, .21, .25, .27, .30, .33, .36, .40, .44, .50    12.7%
            Price/Earnings Ratio..................................................27.4
Banks (6.59%)
   725,000  Banc One Corp. @ 54 5/16..................................................              39,376,562
            Ohio-based bank holding company
            Earnings P/S...$1.43, 1.45, 1.66, 1.72, 2.08, 2.62, 2.20, 2.91, 3.23, 2.25     5.2%
            Dividends P/S........$.50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36, 1.52    13.1%
            Price/Earnings Ratio..................................................24.7
   200,000  Corestates Financial Corp. @ 80 1/16......................................              16,012,500
            Operates 334 full service offices located
            in PA, NJ and DE
            Earnings P/S....$1.96, .76, 1.03, 2.01, 2.27, 2.49, 1.75, 2.95, 2.97, 3.82     7.7%
            Dividends P/S......$.77, .87, .96, .97, 1.02, 1.14, 1.24, 1.44, 1.73, 1.91    10.6%
            Price/Earnings Ratio..................................................21.3
   422,500  First Tennessee National Corp.
               @ 66 3/4...............................................................              28,201,875
            Tennessee-based bank holding company
            Earnings P/S....$1.10, .61, 1.00, 1.32, 1.60, 1.66, 2.15, 2.42, 2.68, 2.97    11.7%
            Dividends P/S..........$.43, .49, .54, .57, .63, .75, .87, .97, 1.10, 1.23    12.4%
            Price/Earnings Ratio..................................................22.3
   312,300  First Union Corp. @ 51 1/4................................................              16,005,375
            North Carolina-based bank holding company
            Earnings P/S...$1.38, 1.20, 1.26, 1.28, 1.12, 2.37, 2.29, 2.52, 2.68, 3.43    10.6%
            Dividends P/S..........$.43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22    12.3%
            Price/Earnings Ratio..................................................14.9
   244,500  KeyCorp. @ 70 13/16.......................................................              17,313,656
            Bank holding company with offices from
            coast to coast
            Earnings P/S....$2.10, 2.32, 2.32, 1.31, 2.39, 2.89, 3.45, 3.3, 3.37, 3.73     6.6%
            Dividends P/S.......$.68, .80, .88, .92, .98, 1.12, 1.28, 1.44, 1.52, 1.68    10.6%
            Price/Earnings Ratio..................................................18.9
   400,000  NationsBank Corp. @ 60 13/16..............................................              24,325,000
            Largest superregional bank in the Southeast
            Earnings P/S....$1.44, 2.22, 1.31, .38, 2.30, 2.50, 3.06, 3.57, 4.00, 4.22    12.7%
            Dividends P/S.........$.47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.32    12.2%
            Price/Earnings Ratio..................................................14.4
   450,000  Norwest Corp. @ 38 5/8....................................................             $17,381,250
            The 12th largest bank holding company
            in the U.S.
            Earnings P/S.........$.57, .63, .22, .73, .71, .95, 1.23, 1.38, 1.54, 1.69    12.8%
            Dividends P/S............$.16, .19, .21, .24, .27, .32, .38, .45, .53, .62    16.2%
            Price/Earnings Ratio..................................................22.5
                                                                                                 -------------
                                                                                                   158,616,218
                                                                                                 -------------
Beverages (0.75%)
   500,000  PepsiCo, Inc. @ 36 7/16...................................................              18,218,750
                                                                                                 -------------
            Second largest soft drink company
            Earnings P/S..........$.48, .57, .69, .68, .81, .98, 1.11, 1.00, .72, 1.07     9.3%
            Dividends P/S............$.12, .15, .18, .21, .23, .28, .32, .36, .41, .47    16.4%
            Price/Earnings Ratio..................................................33.6
Building (1.64%)
   775,000  Masco Corp. @ 50 7/8......................................................              39,428,125
                                                                                                 -------------
            Manufactures buildings, home improvement
            and consumer products
            Earnings P/S.....$2.03, 1.42, .91, .30, 1.21, 1.45, 1.09, 1.25, 1.84, 2.23     1.1%
            Dividends P/S............$.44, .50, .54, .57, .61, .65, .69, .73, .77, .81     7.0%
            Price/Earnings Ratio..................................................22.7
Chemicals (5.41%)
   327,000  Air Products & Chemicals, Inc.
               @ 82 1/4...............................................................              26,895,750
            Producer of industrial gases
            Earnings P/S...$1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29, 3.73, 3.90     8.0%
            Dividends P/S.........$.55, .63, .69, .75, .83, .89, .95, 1.01, 1.07, 1.15     8.5%
            Price/Earnings Ratio..................................................21.4
   570,000  BetzDearborn,Inc. @ 61 1/16...............................................              34,805,625
            Produces and markets a wide range of
            engineered programs and specialty
            chemical products for process systems
            Earnings P/S...$1.58, 1.77, 2.12, 2.47, 2.71, 2.05, 2.43, 2.27, 2.10, 2.47     5.1%
            Dividends P/S....$.80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49, 1.51     7.3%
            Price/Earnings Ratio..................................................24.9
 1,026,563  RPM, Inc. @ 15 1/4........................................................              15,655,078
            Manufacturer of specialty chemicals and
            coatings to waterproof and rustproof structures
            Earnings P/S.............$.30, .37, .34, .44, .47, .47, .60, .68, .72, .80    11.5%
            Dividends P/S............$.20, .22, .24, .27, .29, .31, .34, .36, .39, .42     8.6%
            Price/Earnings Ratio..................................................19.2

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                        COMPOUND
  NUMBER                                                                                 GROWTH      MARKET
 OF SHARES                                                                                RATE        VALUE
 ---------                                                                              --------     ------

Chemicals (continued)
   465,800  Schulman (A), Inc. @ 25 1/8...............................................           $11,703,225
            Manufactures proprietary and custom plastic
            compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for prime producers in domestic and international markets
            Earnings P/S......$.73, .82, .64, 1.15, 1.18, 1.04, 1.19, 1.43, 1.12, 1.37     7.2%
            Dividends P/S............$.11, .14, .16, .19, .22, .26, .30, .34, .38, .42    16.1%
            Price/Earnings Ratio..................................................16.3
 1,035,000  Sigma - Aldrich Corp. @ 39 3/4............................................              41,141,250
            Manufacturer of biochemical and organic
            products used for research and diagnostics
            Earnings P/S........$.57, .65, .72, .80, .96, 1.08, 1.11, 1.32, 1.48, 1.61    12.2%
            Dividends P/S............$.08, .09, .10, .11, .13, .15, .17, .19, .23, .26    14.0%
            Price/Earnings Ratio..................................................24.7
                                                                                                 -------------
                                                                                                   130,200,928
                                                                                                 -------------
Computers (3.63%)
   660,000  Automatic Data Processing, Inc.
               @ 61 3/8...............................................................              40,507,500
            Largest independent computing services firm
            in the U.S.
            Earnings P/S........$.55, .63, .72, .82, .92, 1.04, 1.19, 1.38, 1.57, 1.76    13.8%
            Dividends P/S............$.13, .15, .17, .20, .23, .26, .29, .35, .42, .48    15.6%
            Price/Earnings Ratio..................................................33.3
   750,000  Hewlett-Packard Co. @ 62 1/2..............................................              46,875,000
            Manufactures and services electronic
            measurement, analysis and computation
            instruments
            Earnings P/S........$.84, .88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 2.95    15.0%
            Dividends P/S............$.07, .10, .11, .13, .20, .24, .29, .38, .46, .54    25.5%
            Price/Earnings Ratio..................................................21.9
                                                                                                 -------------
                                                                                                    87,382,500
                                                                                                 -------------
Containers (2.65%)
   997,000  Bemis Company, Inc. @ 44 1/16.............................................              43,930,313
            Producer of a broad range of flexible
            packaging and equipment and pressure
            sensitive materials
            Earnings P/S.......$.74, .90, .99, 1.03, 1.10, .89, 1.40, 1.63, 1.90, 1.93    11.2%
            Dividends P/S............$.22, .30, .36, .42, .46, .50, .54, .64, .72, .80    15.4%
            Price/Earnings Ratio..................................................22.7
   576,300  Sonoco Products Corp. @ 34 11/16..........................................              19,990,406
            Leading manufacturer of containers,
            paper products and packaging
            Earnings P/S.....$1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81     6.2%
            Dividends P/S............$.30, .39, .43, .44, .48, .50, .53, .59, .65, .71    10.0%
            Price/Earnings Ratio..................................................18.9
                                                                                                 -------------
                                                                                                    63,920,719
                                                                                                 -------------
Diversified Operations (4.99%)
 1,150,000  DuPont (E.I.) De Nemours & Co.
               @ 60 1/16..............................................................             $69,071,875
            Nation's largest chemical manufacturer
            Earnings P/S.....$1.52, 1.77, 1.70, 1.04, .72, .42, 2.00, 2.81, 3.24, 2.65     6.4%
            Dividends P/S.........$.62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23     7.9%
            Price/Earnings Ratio..................................................22.9
   620,000  Federal Signal Corp. @ 21 5/8.............................................              13,407,500
            Manufactures fire trucks and street sweepers,
            as well as public safety, signaling and
            communications equipment
            Earnings P/S.........$.41, .48, .61, .68, .75, .86, 1.02, 1.13, 1.35, 1.40    14.6%
            Dividends P/S............$.16, .19, .22, .27, .32, .36, .42, .50, .58, .67    17.2%
            Price/Earnings Ratio..................................................15.3
 1,000,000  Ikon Office Solutions, Inc. @ 28 1/8......................................              28,125,000
            Distributor of office and paper products
            Earnings P/S.......$1.06, 1.14, .88, .85, 1.11, (.02), .55, .86, 1.12, .77      NMF
            Dividends P/S..$.080, .089, .097, .103, .106, .111, .117, .123, .129, .160     8.0%
            Price/Earnings Ratio..................................................36.3
   200,000  Johnson Controls, Inc. @ 47 3/4...........................................               9,550,000
            Manufactures automotive systems and
            building controls
            Earnings P/S...$1.42, 1.28, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.48     6.4%
            Dividends P/S............$.56, .59, .61, .63, .65, .69, .74, .79, .83, .88     5.2%
            Price/Earnings Ratio..................................................19.1
                                                                                                 -------------
                                                                                                   120,154,375
                                                                                                 -------------
Electronics (11.69%)
   875,000  AMP, Inc. @ 42............................................................              36,750,000
            World's largest manufacturer of
            electrical/electronic connectors
            Earnings P/S.........$1.48, 1.32, 1.35, 1.23, 1.38, 1.42, 1.72, 1.96, 1.31      NMF
            Dividends P/S..........$.50, .60, .68, .72, .76, .80, .84, .92, 1.00, 1.04     8.5%
            Price/Earnings Ratio..................................................32.0
 1,200,000  Emerson Electric Co. @ 56 7/16............................................              67,725,000
            Produces and sells electrical/electronic
            products and systems
            Earnings P/S...$1.16, 1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 2.08, 2.28, 2.52     9.0%
            Dividends P/S..........$.52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11     8.8%
            Price/Earnings Ratio..................................................22.5
   900,000  General Electric Co. @ 73 3/8.............................................              66,037,500
            Dominant force in home appliances,
            electrical power, and financial services
            Earnings P/S....$.94, 1.09, 1.21, 1.28, 1.26, 1.23, 1.73, 1.95, 2.20. 2.42    11.1%
            Dividends P/S...........$.35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04    12.9%
            Price/Earnings Ratio..................................................30.6
   625,000  Grainger (W.W.), Inc. @ 97 3/16...........................................              60,742,188
            Leading distributor of electrical equipment
            Earnings P/S...$1.96, 2.20, 2.31, 2.37, 2.58, 2.88, 2.50, 3.64, 4.04, 4.36     9.3%
            Dividends P/S...........$.43, .50, .57, .61, .65, .71, .78, .89, .98, 1.06    10.5%
            Price/Earnings Ratio..................................................22.4
   150,000  Honeywell, Inc. @ 68 1/2..................................................              10,275,000
            Makes automation and control systems
            Earnings P/S.$(2.73), 3.12, 2.45, 2.35, 2.89, 2.40, 2.15, 2.62, 3.18, 3.51      NMF
            Dividends P/S.........$.51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09     8.8%
            Price/Earnings Ratio..................................................19.9

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                        COMPOUND
  NUMBER                                                                                 GROWTH      MARKET
 OF SHARES                                                                                RATE        VALUE
 ---------                                                                              --------     ------

Electronics (continued)
   300,000  Parker Hannifin Corp. @ 45 7/8............................................             $13,762,500
            Operates in the Industrial and Aerospace
            industries producing a wide range of
            motion control devices and designs and
            manufactures products for the aircraft,
            missile and spacecraft markets
            Earnings P/S.........$.98, .94, 1.00, .55, .59, .60, .48, 1.97, 2.15, 2.46    10.8%
            Dividends P/S..$.366, .373, .393, .406, .413, .426, .433, .453, .480, .567     5.0%
            Price/Earnings Ratio..................................................16.9
   500,000  Rockwell International Corp.
               @ 52 1/4...............................................................              26,125,000
            Leading producer of aerospace, automotive
            and electronics products
            Earnings P/S...$2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79, 2.74     2.3%
            Dividends P/S...........$.58, .63, .68, .72, .77, .81, .84, .91, .97, 1.02     6.5%
            Price/Earnings Ratio..................................................16.9
                                                                                                 -------------
                                                                                                   281,417,188
                                                                                                 -------------
Food (2.28%)
 1,475,000  Archer-Daniel Midland Co.
               @ 21 11/16.............................................................              31,989,062
            Processes and merchandises agricultural
            products
            Earnings P/S...........$.53, .65, .74, .71, .81, .86, .81, 1.34, 1.20, .66     2.5%
            Dividends P/S..$.028, .033, .046, .048, .050, .053, .063, .110, .184, .193    23.9%
            Price/Earnings Ratio..................................................24.2
   700,000  ConAgra, Inc. @ 32 13/16..................................................              22,968,750
            Leader in frozen & processed foods, and
            distributes agricultural supplies
            Earnings P/S...........$.43, .54, .62, .71, .75, .79, .91, 1.03, .40, 1.34    13.5%
            Dividends P/S............$.15, .18, .21, .24, .28, .32, .37, .43, .49, .57    16.0%
            Price/Earnings Ratio..................................................23.4
                                                                                                 -------------
                                                                                                    54,957,812
                                                                                                 -------------
Furniture (1.29%)
   745,000  Leggett & Platt, Inc. @ 41 7/8............................................              31,196,875
                                                                                                 -------------
            Produces intermediate products for the home
            furnishings industry
            Earnings P/S........$.35, .66, .42, .56, .82, 1.05, 1.39, 1.49, 1.67, 2.08    21.9%
            Dividends P/S............$.16, .19, .21, .22, .23, .27, .31, .38, .46, .54    14.5%
            Price/Earnings Ratio..................................................20.4
Insurance (7.52%)
   425,000  AFLAC Corp. @ 51 1/8......................................................              21,728,125
            Global specialty insurer
            Earnings P/S.......$.72, .53, .77, .97, 1.19, 1.55, 1.89, 2.33, 2.73, 4.39    22.2%
            Dividends P/S............$.13, .15, .18, .20, .23, .26, .30, .34, .39, .45    14.8%
            Price/Earnings Ratio..................................................11.4
   150,000  American International Group
               @ 108 3/4..............................................................              16,312,500
            Broadly based property-casualty insurance
            organization
            Earnings P/S...$1.74, 1.97, 2.05, 2.16, 2.27, 2.68, 3.05, 3.53, 4.10, 4.57    11.3%
            Dividends P/S............$.08, .10, .12, .14, .16, .17, .19, .22, .25, .28    14.9%
            Price/Earnings Ratio..................................................24.1
   525,000  Chubb Corp. @ 75 5/8......................................................             $39,703,125
            Property and casualty insurance
            Earnings P/S...$2.14, 2.46, 3.04, 3.16, 3.48, 1.96, 2.98, 3.70, 2.75, 3.46     5.5%
            Dividends P/S..........$.54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16     8.9%
            Price/Earnings Ratio..................................................22.0
   200,000  General RE Corp. @ 212....................................................              42,400,000
            Broadly based re-insurance organization
            Earnings P/S..$5.09, 6.52, 6.89, 7.46, 6.84, 8.11, 7.97, 9.92, 11.0, 11.91     9.9%
            Dividends P/S..$1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20     7.0%
            Price/Earnings Ratio..................................................17.8
   926,400  Reliastar Financial Corp. @ 41 3/16.......................................              38,156,100
            Financial services company engaged in
            life/health insurance and consumer finance
            Earnings P/S.....$1.04, 1.00, .98, .86, 1.04, 1.32, 1.65, 2.18, 2.52, 2.57    10.6%
            Dividends P/S............$.29, .30, .32, .35, .37, .39, .44, .49, .55, .61     8.6%
            Price/Earnings Ratio..................................................16.0
   425,000  Travelers Group, Inc. @ 53 7/8............................................              22,896,875
            Diversified financial services company
            Earnings P/S......$.91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00    14.2%
            Dividends P/S..........$.045, .048, .06, .08, .12, .16, .19, .27, .30, .40    27.5%
            Price/Earnings Ratio..................................................17.8
                                                                                                 -------------
                                                                                                   181,196,725
                                                                                                 -------------
Machinery (3.99%)
 1,800,000  Dover Corp. @ 36 1/8......................................................              65,025,000
            Manufactures a variety of specialized
            industrial products
            Earnings P/S..........$.56, .57, .64, .54, .56, .69, .89, 1.23, 1.72, 1.73    13.4%
            Dividends P/S............$.16, .18, .19, .21, .22, .23, .25, .28, .32, .36     9.4%
            Price/Earnings Ratio..................................................20.8
   862,900  Pentair, Inc. @ 35 15/16..................................................              31,010,469
            Manufactures enclosures for electrical,
            electronic, woodworking and power tool
            equipment
            Earnings P/S.....$1.23, .99, .84, 1.10, 1.07, 1.13, 1.21, 1.48, 1.83, 2.07     6.0%
            Dividends P/S............$.22, .27, .29, .31, .33, .34, .36, .40, .50, .54    10.5%
            Price/Earnings Ratio..................................................16.8
                                                                                                 -------------
                                                                                                    96,035,469
                                                                                                 -------------
Media (3.94%)
   750,000  Gannett Co., Inc. @ 61 13/16..............................................              46,359,375
            Publishes 81 daily/50 nondaily newspapers,
            operates 10 TV , 8 FM and 7 AM stations
            Earnings P/S...$1.13, 1.24, 1.18, 1.00, 1.20, 1.36, 1.62, 1.64, 2.22, 2.74    10.3%
            Dividends P/S............$.51, .56, .61, .62, .63, .65, .67, .69, .71, .74     4.2%
            Price/Earnings Ratio..................................................22.1
   655,600  McGraw-Hill Companies, Inc. @ 74..........................................              48,514,400
            Provides informational products and services
            for business and industry
            Earnings P/S.....$1.92, .41, 1.77, 1.52, 1.57, .12, 2.05, 2.28, 4.96, 5.32    12.0%
            Dividends P/S...$.92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44     5.1%
            Price/Earnings Ratio..................................................13.6
                                                                                                 -------------
                                                                                                    94,873,775
                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                        COMPOUND
  NUMBER                                                                                 GROWTH      MARKET
 OF SHARES                                                                                RATE        VALUE
 ---------                                                                              --------     ------

Medical (8.17%)
   550,000  Abbott Laboratories @ 65 9/16.............................................             $36,059,375
            Major pharmaceutical and healthcare firm
            Earnings P/S.....$.83, .96, 1.11, 1.28, 1.47, 1.69, 1.87, 2.12, 2.41, 2.64    13.7%
            Dividends P/S...........$.29, .34, .40, .48, .58, .66, .74, .82, .93, 1.05    15.4%
            Price/Earnings Ratio..................................................25.5
   800,000  Baxter International, Inc. @ 50 7/16......................................              40,350,000
            The company operates four divisions: renal,
            biotech, cardiovascular and intravenous
            systems and international distribution
            Earnings P/S..$1.31, 1.50, (.05), 1.73, 1.99, (.97), 1.45, 1.34, 2.11. .99      NMF
            Dividends P/S.........$.47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14    10.3%
            Price/Earnings Ratio..................................................50.6
   200,000  Becton, Dickinson & Co. @ 50..............................................              10,000,000
            Manufactures broad line of medical supplies
            Earnings P/S....$.92, 1.00, 1.17, 1.22, 1.29, 1.36, 1.53, 1.79, 2.11, 2.30    10.7%
            Dividends P/S............$.22, .26, .28, .29, .31, .34, .38, .42, .48, .54    10.5%
            Price/Earnings Ratio..................................................21.7
   726,000  Johnson & Johnson @ 65 7/8................................................              47,825,250
            Major producer of prescription and
            non-prescription drugs, toiletries, medical
            instruments and supplies
            Earnings P/S......$.72, .81, .86, 1.10, 1.23, 1.37, 1.56, 1.86, 2.17, 2.42    14.4%
            Dividends P/S............$.24, .28, .33, .39, .45, .51, .57, .64, .74, .85    15.1%
            Price/Earnings Ratio..................................................26.9
   250,000  Lilly (Eli) & Co. @ 69 5/8................................................              17,406,250
            Major producer of prescription and
            non-prescription drugs, health products
            Earnings P/S........$.67, .80, .98, 1.13, .70, .40, 1.03, 1.15, 1.39, 1.61    10.2%
            Dividends P/S............$.29, .34, .41, .50, .55, .61, .63, .65, .69, .74    11.0%
            Price/Earnings Ratio..................................................42.8
   250,000  Medtronic, Inc. @ 52 5/16.................................................              13,078,125
            Leading manufacturer of medical devices and
            instruments
            Earnings P/S............$.20, .23, .24, .28, .34, .45, .51, .64, .94, 1.11    21.0%
            Dividends P/S..........$.035, .045, .05, .06, .07, .09, .11, .13, .16, .21    22.0%
            Price/Earnings Ratio..................................................41.7
   300,000  Merck & Co., Inc. @ 106 1/4...............................................              31,875,000
            World's largest ethical drug manufacturer
            Earnings P/S...$1.02, 1.26, 1.52, 1.83, 2.12, 1.87, 2.38, 2.70, 3.20, 3.66    15.3%
            Dividends P/S.......$.43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42, 1.69    16.4%
            Price/Earnings Ratio..................................................29.4
                                                                                                 -------------
                                                                                                   196,594,000
                                                                                                 -------------
Metal (0.96%)
   200,000  Illinois Tool Works, Inc. @ 60 1/8........................................              12,025,000
            Manufactures construction fasteners and
            packaging systems
            Earnings P/S.........$.67, .77, .84, .82, .86, .92, 1.23, 1.65, 1.97, 2.26    14.5%
            Dividends P/S............$.11, .14, .17, .20, .23, .25, .27, .31, .35, .43    16.4%
            Price/Earnings Ratio..................................................26.4
   670,000  Worthington Industries, Inc. @ 16 1/2.....................................              11,055,000
            Manufactures metal and plastic products
            Earnings P/S...........$.61, .70, .61, .50, .63, .76, .94, 1.29, 1.05, .97     5.3%
            Dividends P/S............$.19, .23, .26, .28, .32, .34, .39, .43, .47, .51    11.6%
            Price/Earnings Ratio..................................................18.6
                                                                                                 -------------
                                                                                                    23,080,000
                                                                                                 -------------
Office (1.49%)
   400,000  Pitney Bowes, Inc. @ 89 15/16.............................................             $35,975,000
                                                                                                 -------------
            Manufactures office automation equipment
            Earnings P/S...$1.50, 1.13, 1.30, 1.80, 1.96, 1.92, 2.21, 2.68, 3.12, 3.43     9.6%
            Dividends P/S........$.46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38, 1.60    14.9%
            Price/Earnings Ratio..................................................26.1
Oil & Gas (2.05%)
   100,000  Exxon Corp. @ 61 3/16.....................................................               6,118,750
            Major factor in the crude oil, natural gas and
            chemical industry
            Earnings P/S...$1.98, 1.16, 1.98, 2.23, 1.91, 2.11, 2.04, 2.59, 3.01, 3.40     6.2%
            Dividends P/S..$1.08, 1.15, 1.24, 1.34, 1.42, 1.44, 1.46, 1.50, 1.56, 1.63     4.7%
            Price/Earnings Ratio..................................................18.2
   600,000  Mobil Corp. @ 72 3/16.....................................................              43,312,500
            One of the largest integrated, international
            oil companies with interest in petrochemicals ............................
            and plastics
            Earnings P/S...$2.47, 2.20, 2.30, 2.33, 1.57, 2.54, 2.14, 2.94, 3.69, 4.05     5.6%
            Dividends P/S..$1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12     6.7%
            Price/Earnings Ratio..................................................17.9
                                                                                                 -------------
                                                                                                    49,431,250
                                                                                                 -------------
Paper & Paper Products (0.68%)
   330,000  Kimberly-Clark Corp. @ 49 5/16............................................              16,273,125
                                                                                                 -------------
            Leading producer of consumer and personal
            care products
            Earnings P/S....$1.18, 1.32, 1.35, 1.59, 1.08, 1.59, 1.38, .06, 2.49, 2.47     8.6%
            Dividends P/S............$.39, .63, .66, .74, .80, .84, .86, .88, .92, .96    10.5%
            Price/Earnings Ratio..................................................20.2
Retail (7.56%)
   275,000  Dayton Hudson Corp. @ 67 1/2..............................................              18,562,500
            General merchandiser selling through Target
            and Marvyn stores
            Earnings P/S....$.80, 1.15, 1.79, 1.80, 1.29, 1.67, 1.66, 1.92, 1.34, 2.07    11.1%
            Dividends P/S............$.34, .37, .44, .48, .51, .53, .56, .58, .61, .66     7.6%
            Price/Earnings Ratio..................................................23.5
 1,000,000  Home Depot, Inc. @ 58 7/8.................................................              58,875,000
            Operates a chain of retail building
            supply/home improvement 'warehouse' stores
            Earnings P/S..........$.15, .21, .30, .40, .55, .67, .88, 1.03, 1.29, 1.50    29.2%
            Dividends P/S............$.01, .02, .03, .04, .06, .08, .10, .13, .15, .19    38.7%
            Price/Earnings Ratio....................................................39
   453,500  Pep Boys - Manny, Moe & Jack (The)
               @ 23 7/8...............................................................              10,827,313
            Retailer of automotive parts and accessories
            Earnings P/S........$.68, .63, .67, .69, .90, 1.06, 1.32, 1.34, 1.62, 1.58     9.8%
            Dividends P/S............$.09, .11, .12, .13, .14, .15, .17, .19, .21, .24    11.5%
            Price/Earnings Ratio..................................................15.5
 1,105,800  Sysco Corp. @ 45 9/16.....................................................              50,383,012
            Largest distributor of food service products
            Earnings P/S........$.45, .60, .73, .84, .93, 1.08, 1.18, 1.38, 1.52, 1.71    16.0%
            Dividends P/S............$.08, .09, .10, .14, .22, .28, .36, .44, .52, .60    25.1%
            Price/Earnings Ratio..................................................25.3

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                        COMPOUND
  NUMBER                                                                                 GROWTH      MARKET
 OF SHARES                                                                                RATE        VALUE
 ---------                                                                              --------     ------

Retail (continued)
1,100,000   Wal-Mart Stores, Inc. @ 39 7/16...........................................             $43,381,250
            Operates chain of discount department stores
            Earnings P/S........$.37, .48, .57, .70, .87, 1.02, 1.17, 1.19, 1.33, 1.47    16.6%
            Dividends P/S............$.04, .06, .07, .09, .11, .13, .17, .20, .21, .27    23.6%
            Price/Earnings Ratio..................................................26.8
                                                                                                 -------------
                                                                                                   182,029,075
                                                                                                 -------------
Soap & Cleaning Preparations (1.15%)
   500,000  Ecolab, Inc. @ 55 7/16....................................................              27,718,750
                                                                                                 -------------
            Develops and markets premium institutional
            cleansing, sanitizing and maintenance
            products and services
            Earnings P/S......$.82, .05, 1.07, .96, 1.03, 1.23, 1.25, 1.50, 1.75, 2.01    10.5%
            Dividends P/S............$.32, .33, .34, .35, .36, .40, .46, .52, .58, .67     8.6%
            Price/Earnings Ratio..................................................27.6
Steel (0.71%)
   353,600  Nucor Corp. @ 48 5/16.....................................................              17,083,300
                                                                                                 -------------
            Manufactures steel and steel products
            Earnings P/S........$.84, .68, .88, .75, .92, 1.42, 2.60, 3.14, 2.83, 3.42    16.9%
            Dividends P/S.............$.10, .11, .12, .13, .14, .16, .18, 28, .32, .40    16.6%
            Price/Earnings Ratio..................................................14.4
Tobacco (0.85%)
   450,000  Philip Morris Cos., Inc. @ 45 5/16........................................              20,390,625
                                                                                                 -------------
            Global tobacco, brewing and food company
            Earnings P/S....$.74, 1.06, 1.28, 1.42, 1.82, 1.35, 1.82, 2.17, 2.56, 2.67    15.3%
            Dividends P/S........$.34, .42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60    18.8%
            Price/Earnings Ratio..................................................17.0
Transport (0.04%)
    40,300  C.H. Robinson Worldwide, Inc.
               @ 22 3/8...............................................................                 901,713
                                                                                                 -------------
            Provides intermodal transportation services.
            Earnings P/S......................................$.28, .36, .52, .67, .78      NMF
            Dividends P/S$.036, .045, .058, .062, .067, .073, .087, .108, .130, .185, .20  21.0%
            Price/Earnings Ratio..................................................25.5
Utilities (4.95%)
   400,000  Century Telephone Enterprise, Inc.
               @ 49 13/16.............................................................              19,925,000
            Louisiana based telecommunications
               company
            Earnings P/S.......$.57, .49, .67, .80, 1.25, 1.35, 1.88, 1.97, 2.15, 3.11    20.7%
            Dividends P/S..$.264, .272, .280, .287, .293, .310, .320, .330, .360, .370     3.8%
            Price/Earnings Ratio..................................................15.9
   200,000  Duke Energy Corp. @ 55 3/8................................................              11,075,000
            Generates, transmits, distributes and sells
            electric energy in the Piedmont sections
            of North and South Carolina
            Earnings P/S...$1.95, 2.57, 2.40, 2.60, 2.21, 2.80, 2.88, 3.25, 3.37, 2.61     3.3%
            Dividends P/S..$1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16     4.8%
            Price/Earnings Ratio..................................................21.2
   500,000  National Fuel Gas Co. @ 48 11/16..........................................              24,343,750
            Integrated natural gas system serving
            N.Y., PA. and Ohio
            Earnings P/S...$1.65, 1.93, 1.83, 1.63, 1.94, 2.15, 2.23, 2.03, 2.78, 3.01     6.9%
            Dividends P/S..$1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73     0.5%
            Price/Earnings Ratio..................................................16.0

Utilities (continued)
   700,600  Questar Corp. @ 44 5/8....................................................             $31,264,275
            Diversified holding company for Utah,
            Wyoming and Colorado natural gas
            transmission, distribution and storage
            Earnings P/S....$.64, 1.28, 1.46, 1.63, 1.85, 2.10, 1.21, 2.05, 2.39, 2.55    16.6%
            Dividends P/S.....$.94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19, 1.24     3.1%
            Price/Earnings Ratio..................................................17.2
   350,000  SBC Communications, Inc. @ 73 1/4.........................................              25,637,500
            Provides telephone service throughout the
            United States and internationally
            Earnings P/S...$1.74, 1.76, 1.82, 1.84, 1.93, 2.17, 2.39, 2.74, 3.10, 3.46     7.9%
            Dividends P/S.$1..22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70, 1.77     4.2%
            Price/Earnings Ratio..................................................20.5
   160,000  Union Electric Co. @ 43 1/4...............................................               6,920,000
            Largest electric utility in Missouri
            Earnings P/S...$2.56, 2.91, 2.74, 2.68, 3.01, 2.83, 2.77, 3.01, 2.95, 2.86     1.2%
            Dividends P/S..$1.94, 2.02, 2.10, 2.18, 2.26, 2.34, 2.40, 2.46, 2.51, 2.54     3.0%
            Price/Earnings Ratio..................................................15.1
                                                                                                 -------------
                                                                                                   119,165,525
                                                                                                 -------------
                                                                   TOTAL COMMON STOCKS
                                                                 (Cost $1,392,764,088)           2,081,110,572
                                                                                                 -------------
PREFERRED STOCK (0.07%)
    15,417  Cablevision Systems Corp., 11.125%,
               Ser M @ 115.500........................................................               1,780,685
                                                                                                 -------------
                                                                 TOTAL PREFERRED STOCK
                                                                     (Cost $1,614,219)               1,780,685
                                                                                                 -------------

 PAR VALUE
   (000s
  OMITTED)
----------
CORPORATE BONDS (3.30%)
    $6,000  Adelphia Communications Corp., Sr Note
            9.25%, 10-01-02 @ 102.000...............................................                 6,120,000
     4,000  BankAmerica Corp., Sub Note 8.125%,
            02-01-02 @ 106.505......................................................                 4,260,200
     1,000  BankAmerica Corp., Sub Note 8.95%,
            11-15-04 @ 104.399......................................................                 1,043,990
     5,000  Cablevision Systems Corp., Sr NT 7.875%,
            12-15-07 @ 102.708......................................................                 5,135,400
     8,000  Citibank Credit Card Master Trust,
            Series 1997-3A 6.839%, 02-10-04
            @ 101.371...............................................................                 8,109,687
     5,000  Comcast Corp., Sr Sub Deb 10.25%,
            10-15-01 @ 110.594......................................................                 5,529,700
     1,500  Continental Cablevision, Inc., Deb 9.50%,
            08-01-13 @ 117.915......................................................                 1,768,725
     3,000  First Union Corp., Sub Note 8.00%,
            08-15-09 @ 107.260......................................................                 3,217,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

 PAR VALUE
   (000s                                                                                              MARKET
  OMITTED)                                                                                             VALUE
----------                                                                                            ------
CORPORATE BONDS (continued)
    $5,000  Georgia-Pacific Corp., Deb 9.50%,
            02-15-18 @ 104.253......................................................                $5,212,650
     5,000  GTE North Inc., Telephone Facility Lease
            Bonds, 9.60%, 01-01-21 @ 118.453........................................                 5,922,650
    14,136  Guaranteed Trade Trust, Notes 7.39%,
            06-26-06 @ 104.700......................................................                14,800,610
     5,652  Long Island Lighting Co., Deb 8.90%,
            07-15-19 @ 106.409......................................................                 6,014,237
     2,000  Nationsbank Corp, Deb 9.125%,
            10-15-01 @ 109.439......................................................                 2,188,780
     2,000  North Atlantic Energy Corp.,1st Mtg Bond
            9.050%, 06-01-02 @ 102.764..............................................                 2,055,280
     3,500  Tele-Communications, Inc., Sr Notes
            8.00%, 08-01-05 @ 107.163...............................................                 3,750,705
     3,500  Tele-Communications, Inc., Deb 9.80%,
            02-01-12 @ 124.321......................................................                 4,351,235
                                                                                                 -------------
                                                               TOTAL CORPORATE BONDS
                                                                  (Cost $76,495,226)                79,481,649
                                                                                                 -------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (4.44%)
    15,000  Federal Home Loan Mort. Corp. Sr Sub
            6.31%,07-31-00 @ 99.859.................................................                14,978,850
     8,669  Federal Home Loan Mort. Corp. Sr Sub
            7.50%, 08-01-11 @ 102.718...............................................                 8,904,781
     5,000  Federal Home Loan Mort. Corp. Sr Sub
            8.00%, 12-15-08 @ 107.093...............................................                 5,354,650
     5,000  Federal National Mort. Assn. Sr Sub
            6.21%, 11-07-07 @ 100.391...............................................                 5,019,550
     8,799  Federal National Mort. Assn. Sr Sub
            6.50%, 02-01-12 @ 100.094...............................................                 8,806,876
    10,000  Federal National Mort. Assn. Sr Sub
            8.50%, 02-01-05 @ 104.781...............................................                10,478,100
     3,000  Federal National Mort. Assn. Sr Sub
            9.50%, 07-01-17@ 136.257................................................                 4,087,710
     4,677  Government National Mort. Assn.,
            8.00% 08-15-24 @ 103.781................................................                 4,853,350
     4,653  Government National Mort. Assn.,
            7.50% 07-15-26 @ 102.437................................................                 4,766,566
     4,898  Government National Mort. Assn.,
            7.50% 11-15-26 @ 102.437................................................                 5,017,159
       100  United States Treasury, Note 7.875%,
            11-15-99 @ 103.844......................................................                   103,844
    12,000  United States Treasury, Note 7.75%,
            2-31-99 @ 103.891.......................................................                12,466,920
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (continued)
    $6,000  United States Treasury, Note 6.25%,
            01-31-02 @ 101.781......................................................                $6,106,860
     8,000  United States Treasury, Note 6.625%,
            03-31-02 @ 103.234......................................................                 8,258,720
     3,325  United States Treasury, Bond 10.75%,
            08-15-05 @ 130.0940.....................................................                 4,325,625
       250  United States Treasury, Bond 6.375%,
            08-15-27 @ 105.469......................................................                   263,673
     3,000  United States Treasury, Bond 6.125%,
            11-15-27 @ 102.766......................................................                 3,082,980
                                                                                                 -------------
                                                      TOTAL UNITED STATES GOVERNMENT
                                                            AND AGENCIES OBLIGATIONS
                                                                 (Cost $105,249,781)               106,876,214
                                                                                                 -------------

 PAR VALUE
   (000s                                                                               INTEREST      MARKET
  OMITTED)                                                                               RATE         VALUE
  --------                                                                             --------      ------

SHORT-TERM INVESTMENTS (5.30%)
   117,636  Joint Repurchase Agreement (4.88%)
            Investment in a joint repurchase agreement transaction with HSBC
            Securities, Inc. Dated 12-31-97, Due 01-02-98 (Secured by U.S.
            Treasury Notes, 6.500% thru 8.750%, due 04-30-99 thru 11-15-08 and by U.S. Treasury bonds, 7.250% thru 13.250%, due 05-15-09
            thru 11-15-16) - Note A.................................................     6.60%     117,636,000
                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

 PAR VALUE
   (000s                                                                               INTEREST      MARKET
  OMITTED)                                                                               RATE         VALUE
  --------                                                                             --------      ------

Certificates of Deposit (0.42%)
    $5,000  Industrial Bank of Japan, 6.90%
            DTD 12-08-97, Due 01-08-98..............................................     6.90%      $5,000,214
     5,000  Sanwa Bank, 6.96%
            DTD 12-08-97, Due 01-08-98..............................................      6.96       5,000,043
                                                                                                --------------
                                                       TOTAL CERTIFICATES OF DEPOSIT                10,000,257
                                                                                                --------------
Corporate Savings Account (0.00%)
            Investors Bank & Trust Company
            Daily Interest Savings Account
            Current Rate 4.95%......................................................                       778
                                                                                                --------------
                                                        TOTAL SHORT-TERM INVESTMENTS   (5.30%)     127,637,035
                                                                                      -------   --------------
                                                                   TOTAL INVESTMENTS  (99.54%)   2,396,886,155
                                                                                      -------   --------------
                                                        OTHER ASSETS AND LIABILITIES   (0.46%)      10,836,498
                                                                                      -------   --------------
                                                                    TOTAL NET ASSETS (100.00%)  $2,407,722,653
                                                                                      -------   --------------

NMF = No Meaningful Figure
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Balanced Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long term growth of capital and of income without assuming undue market risks.

      The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended December 31, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000. The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP"), an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $3,557,117. Out of this amount, $557,524 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,565,881 was paid as sales commissions to unrelated broker-dealers and $1,433,712 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1997 contingent deferred sales charges paid to JH Funds amounted to $981,045.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of The Berkeley Financial Group. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares of the Fund.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on an annual basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investment to cover the deferred compensation had unrealized appreciation of $15,319.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997, aggregated $895,813,731 and $880,565,486, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $347,736,951 and $349,115,379, respectively. The cost of investments owned at December 31, 1997 (excluding the corporate savings account), for Federal income tax purposes was $1,703,950,003. Gross unrealized appreciation and depreciation of investments aggregated $702,688,336 and $9,752,962, respectively, resulting in net unrealized appreciation of $692,935,374.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $29,181,343, and an increase in capital paid-in of $29,181,343. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Sovereign Investors Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Investors Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund portfolio of John Hancock Investment Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended December 31, 1997.

      The Fund designated a distribution to shareholders of $215,848,389 as long-term capital gain dividends. Of this amount, $133,835,042 is a 28% rate gain distribution and $82,013,347 is a 20% rate gain distribution.

      With respect to the dividends paid by the fund for the fiscal year ended December 31, 1997, 51.64% qualify for the corporate dividends received deduction.

      Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the tax character of all distributions for the calendar year 1997.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

Historical Data (Unaudited)

The table below shows the record of the Fund during the past periods.
--------------------------------------------------------------------------------

CLASS A                               PER SHARE
 YEAR                   -------------------------------------
 ENDED      SHARES       DIVIDENDS   NET ASSET  CAPITAL GAINS
DEC. 31   OUTSTANDING   FROM INCOME    VALUE     DISTRIBUTION
-------   -----------   -----------    -----     ------------
 1985       2,105,220      $.53        $11.31       $.44
 1986       2,807,182       .55         12.36        .87
 1987       3,701,248       .58         10.96        .90
 1988       4,099,131       .60         11.19        .38
 1989       5,274,426       .61         12.60        .58
 1990       6,991,411       .59         11.94        .60
 1991      13,560,178       .53         14.31        .67
 1992      59,053,529       .45         14.78        .09
 1993      83,332,510       .42         15.10        .09
 1994      76,585,860       .46         14.24        .11
 1995      71,652,920       .40         17.87        .08
 1996      73,390,083       .36         19.48       1.16
 1997      78,031,449       .32         22.41       2.38

CLASS B                              PER SHARE
 YEAR                   -------------------------------------
 ENDED      SHARES       DIVIDENDS   NET ASSET  CAPITAL GAINS
DEC. 31   OUTSTANDING   FROM INCOME    VALUE     DISTRIBUTION
-------   -----------   -----------    -----     ------------
 1994(1)     8,996,738     $.36       $14.24         $.11
 1995       14,432,679      .28        17.86          .08
 1996       20,888,201      .22        19.46         1.16
 1997       27,296,833      .15        22.38         2.38

CLASS C                             PER SHARE
 YEAR                   -------------------------------------
 ENDED      SHARES       DIVIDENDS   NET ASSET  CAPITAL GAINS
DEC. 31   OUTSTANDING   FROM INCOME    VALUE     DISTRIBUTION
-------   -----------   -----------    -----     ------------
 1993(1)      674,320      $.34       $15.11         $.09
 1994       1,062,699       .51        14.24          .11
 1995       1,116,297       .46        17.87          .08
 1996       1,510,614       .43        19.48         1.16
 1997       2,153,172       .40        22.41         2.38

(1) Class B and Class C shares commenced operations on January 3, 1994 and May 7, 1993, respectively.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of December 31, 1997.
--------------------------------------------------------------------------------

                                                       PERCENT OF
                                                    DIVIDEND INCREASE
                                                    -----------------

AFLAC Corp. ...........................................    15.0%
Abbott Laboratories, Inc. .............................    12.5
Air Products & Chemicals ..............................     9.1
American International Group ..........................    12.4
AMP, Inc. .............................................     4.0
Archer-Daniel Midland Co. .............................     5.0
Automatic Data Processing, Inc. .......................    15.2
BankOne Corp. .........................................    11.7
Baxter International, Inc. ............................     3.0
Becton Dickinson & Co. ................................    11.5
Bemis Company, Inc. ...................................    11.1
Betz Laboratories .....................................     1.3
C.H. Robinson, Inc. ...................................     8.1
Century Telephone Enterprise, Inc. ....................     2.8
Chubb Corp. ...........................................     7.4
Conagra, Inc. .........................................    14.7
CoreStates Financial Corp. ............................     6.4
Dayton Hudson Corp. ...................................    12.5
Dover Corp. ...........................................    11.5
DuPont (E.I.) De Nemours & Co. ........................    10.5
Duke Energy Corp. .....................................     3.8
Ecolab, Inc. ..........................................    18.8
Emerson Electric Co. ..................................     9.3
Exxon Corp. ...........................................     3.8
Federal Signal Corp. ..................................    15.5
First Tennessee National Corp. ........................    10.0
First Union Corp. .....................................    15.6
Gannett Co., Inc. .....................................     5.6
General Electric Co. ..................................    15.4
General RE Corp. ......................................     7.8
Grainger (W.W.), Inc. .................................     8.0
Hewlett Packard Co. ...................................    16.7
Home Depot, Inc. ......................................    25.0
Honeywell, Inc. .......................................     3.7
Ikon Office Solutions, Inc. ...........................    24.0
Illinois Tool Works, Inc. .............................    26.3
Interpublic Group, Inc. ...............................    14.7
Johnson & Johnson .....................................    15.8
Johnson Controls ......................................     7.0
Key Corp. .............................................    10.5
Kimberly-Clark Corp. ..................................     4.3
Leggett & Platt, Inc. .................................     7.7
Lilly (Eli) & Co. .....................................    11.1
Masco Corp. ...........................................     5.0
McGraw-Hill Companies, Inc. ...........................     9.1
Medtronic, Inc. .......................................    15.8
Merck & Co., Inc. .....................................     7.1
Mobil Corp. ...........................................     6.0
National Fuel Gas Co. .................................     3.6
NationsBank Corp. .....................................    15.2
Norwest Corp. .........................................    10.0
Nucor Corp. ...........................................    25.0
Parker-Hannifin Corp. .................................    12.5
Pentair, Inc. .........................................    11.1
Pep Boys - Manny, Moe, & Jack (The) ...................    14.3
PepsiCo, Inc. .........................................     8.8
Philip Morris Cos., Inc. ..............................    20.0
Pitney Bowes, Inc. ....................................    15.9
Questar Corp. .........................................     3.3
Reliastar Financial Corp. .............................    10.7
Rockwell International Corp. ..........................     5.2
RPM, Inc. .............................................     7.7
SBC Communications, Inc. ..............................     4.1
Schulman A., Inc. .....................................    10.5
Sigma-Aldrich Corp. ...................................    12.0
Sonoco Products Corp. .................................     9.1
Sysco Corp. ...........................................    13.3
Travelers, Inc. .......................................    25.0
Union Electric Co. ....................................     1.6
Wal-Mart Stores, Inc. .................................    28.6
Worthington Industries, Inc. ..........................     8.3
                                                           ----
                                                           11.1%
                                                           ====

The average dividend increase for this group was 11.1%

======================================NOTES=====================================

                  John Hancock Funds - Sovereign Investors Fund

======================================NOTES=====================================

                  John Hancock Funds - Sovereign Investors Fund

================================================================================

                                                                --------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
                                                                     PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603              Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                      Permit No. 75
       INTERNET: www.jhancock.com/funds                         --------------


--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Sovereign Investors Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                   2900A  12/97
                                                                            2/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Sovereign
                                  Balanced Fund

                                DECEMBER 31, 1997


                     [LOGO] JOHN HANCOCK FUNDS
                            A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

        BY JOHN F. SNYDER III AND BARRY EVANS, CFA, CO-PORTFOLIO MANAGERS

                                  John Hancock
                             Sovereign Balanced Fund

             Stocks and bonds rack up another year of great returns

1997 was yet another spectacular year for stock investors. The Dow Jones Industrial Average -- one of the most commonly-watched market indices -- ended the year up a healthy 22.64%. Following gains of 33% in 1995 and 26% in 1996, this year marked a record third-straight year in which stocks rose more than 20%. It also marked the seventh consecutive year of market advances, making the current bull market the longest in history.

      Bonds also had reason to celebrate in 1997. Tame inflation and falling interest rates drove bond prices up and yields down. In fact, the yield on the 30-year Treasury bond ended the year at 5.92% -- its lowest level in more than four years.

      Against this backdrop, the John Hancock Sovereign Balanced Fund turned in strong performance. The Fund's Class A and Class B shares had total returns of 20.79% and 19.96%, respectively, at net asset value. By comparison, the average balanced fund returned 19.00%, according to Lipper Analytical Services, Inc.(1) Longer-term performance can be found on pages six and seven.

Stock performance

Two important sectors contributed significantly to the Fund's performance: retailers and banks. Retail giants Wal-Mart and Home Depot rose more than 60% in 1997, thanks to market share gains and strong consumer confidence levels.

      Our bank stocks also yielded strong results. A favorable interest-rate environment and strong loan demand has helped banks' underlying fundamentals. Also, a sharp increase in merger activity has lifted the group. First Tennessee National Corp. was among our strongest performers, buoyed by a healthy balance sheet and increasing

"1997 was yet another spectacular year for stock investors."

[A 2 1/4" x 3" photo of fund management team members at bottom right. Caption reads "Sovereign Balanced Fund management team members: (l -r) John Snyder, Barry Evans, Jere Estes."]

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

"...we kept our bond exposure relatively light..."


takeover speculation.

      Kimberly-Clark Corp., one of the leading producers of personal-care products, however, fell short of expectations. The company's acquisition of Scott Paper has been more difficult to integrate than expected. Given that, we've halved our position in the stock.

Shift to growth cyclicals

After strong gains early in the year, we felt that many of our consumer stocks were ripe for profit taking. We sold several core holdings -- such as Procter & Gamble and Sara Lee -- in favor of companies that offered better growth potential and valuations.

      A perfect example is Grainger (W.W.), Inc, which is the leading distributor of electrical equipment. Market leadership is critical in this industry as customers strive to limit the number of vendors they use. With its most recent acquisition of Ackland, Grainger has been able to strengthen its market position. And because of its superb balance sheet, Grainger is well-positioned to make further acquisitions.

Bonds: maintaining light exposure

Because we believed that stocks offered more potential, we kept our bond exposure relatively light throughout the year. By the end of 1997, our bond position stood at 33%. Our holdings were split between U.S. Treasury bonds, at 17% of the Fund's net assets, and high-quality corporate bonds, at 16%.

      Throughout the first half of the year, we maintained a neutral duration of
4.8 to 5.0 years. Duration measures how sensitive the Fund's share price is to interest rate changes. The shorter the duration, the less sensitive the share price. Because of the interest-rate uncertainty in the first half of the year, we used a neutral duration to help protect the Fund from price volatility. In the second half, however, we extended our duration to 5.3 years as deflationary pressures and worries about the financial crisis in Asia drove the bond market higher. With a longer duration, the Fund was well-positioned to take advantage of the market's rally.

Outlook

A change from the generally ebullient stock market may be at hand. The expected slowdown in the Asian economies may slow the world economy. At first glance, the effect on the U.S. economy appears to be minimal, but the U.S. will not be immune. Furthermore, we believe that the impact will extend beyond those companies with direct exposure to Asia such as semiconductor manufacturers. Companies with extensive retailing operations in the Far East --

[Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into four sections: Going from top left to right; Short-term Investments 1%; Other 2%; Stocks 64%; Bonds 33%. A footnote below reads: "As a percentage of net assets on December 31, 1997."]

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is U.S. Treasuries followed by an up arrow and the phrase "Bond market rally". The second listing is First Tennessee National followed by an up arrow and the phrase "Takeover speculation." The third listing is Kimberly Clark followed by a down arrow and the phrase "Scott Paper acquisition." A footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 20.79% total return for John Hancock Sovereign Balanced Fund: Class A. The second represents the 19.96% total return for John Hancock Sovereign Balanced
Fund: Class B. The third represents the 19.00% total return for the Average balanced fund. The footnote below states: "Total returns for John Hancock Sovereign Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information."]

such as McDonald's and Coca-Cola -- are also likely to experience weaker demand. U.S. companies that are vulnerable to imports -- such as steel manufacturers and auto makers -- will face stiffer competition, as Asian companies attempt to export their way out of trouble.

      In general, we believe companies will remain challenged in their quests to produce top line revenue growth. We also believe that 1998 will be a more difficult year for earnings growth than any of the past five years. Pricing power is non-existent and, in fact, a number of economists believe that prices will go down in 1998. Of course, lower prices will benefit consumers, but not companies. Deflation is a difficult environment for corporate profitability because companies have difficulty recovering any increase in labor costs.

      If an economic slowdown materializes, this will be the sweet spot of the market cycle for the Fund's "dividend performers" universe of companies. At a time when earnings disappointments are dealt with severely by the market, consistency will be rewarded. We believe it will be a time when superior corporate management teams with the most control over their own destiny will succeed, while others struggle. We expect earnings growth this year for the Fund's typical stock to be in the low double-digit range versus low single-digits for the S&P 500. If the past is any guide, it will be a time when investors are likely to fully appreciate the investment quality of these stable growth companies and should be willing to pay premium prices for them.

      On the bond side, we are also relatively optimistic. We believe the Federal Reserve will likely lower interest rates in the coming year. However, an interest-rate cut is already priced into the market. Bonds have had a good run in the last several months and a good portion of the upside may be behind us. Given that, we may begin to shorten our duration in the first half of the year. For the time being, we will maintain our light bond exposure in favor of higher-yielding stocks.

"...1998 will be a more difficult year for earnings growth..."


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Balanced Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1997
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/5/92)
                                         ----       -----    ---------
Cumulative Total Returns                14.75%     71.80%      75.87%
Average Annual Total Returns            14.75%     11.43%      11.38%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1997
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/5/92)
                                         ----       -----    ---------
Cumulative Total Returns                14.96%     72.66%      76.66%
Average Annual Total Returns            14.96%     11.54%      11.48%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of December 31, 1997
                                                             SEC 30-DAY
                                                                YIELD
                                                             ----------
John Hancock Sovereign Balanced Fund: Class A                   2.44%
John Hancock Sovereign Balanced Fund: Class B                   1.90%

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is not indicative of future results.


[GRAPHIC OMITTED]


[Line chart with the heading Sovereign Balanced Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,405 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $18,513 as of December 31, 1997. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $17,587 as of December 31, 1997.]


[GRAPHIC OMITTED]


[Line chart with the heading Sovereign Balanced Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,405 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $17,866 as of December 31, 1997. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $17,766 as of December 31, 1997.]

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value -- Note C:
   Common stocks and preferred stocks
     (cost -- $82,688,788) ....................................     $119,339,188
   Corporate bonds (cost -- $29,628,587) ......................       30,037,678
   United States government and agencies obligations
     (cost -- $30,860,721) ....................................       31,700,348
   Joint repurchase agreement (cost -- $1,632,000) ............        1,632,000
   Corporate savings account ..................................              807
                                                                    ------------
                                                                     182,710,021
  Receivable for investments sold .............................        2,522,116
  Receivable for shares sold ..................................           79,593
  Dividends receivable ........................................          166,075
  Interest receivable .........................................        1,409,848
  Other assets ................................................           17,315
                                                                    ------------
                    Total Assets ..............................      186,904,968
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased ...........................        1,129,900
  Payable for shares repurchased ..............................           49,487
  Payable to John Hancock Advisers, Inc.
   and affiliates -- Note B ...................................          158,123
  Accounts payable and accrued expenses .......................           54,516
                                                                    ------------
                    Total Liabilities .........................        1,392,026
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in .............................................      145,791,940
  Accumulated net realized gain on investments ................        1,810,335
  Net unrealized appreciation of investments ..................       37,900,791
  Undistributed net investment income .........................            9,876
                                                                    ------------
                    Net Assets ................................     $185,512,942
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding -- 30,000,000 shares
    authorized per class with $0.01 par value per share)
  Class A -- $84,263,923 / 6,322,633 ..........................     $      13.33
  ==============================================================================
  Class B -- $101,249,019 / 7,598,310 .........................     $      13.33
  ==============================================================================
Maximum Offering Price Per Share*
  Class A -- ($13.33 x 105.26%) ...............................     $      14.03
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.


Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Interest ......................................................    $ 4,814,006
  Dividends (net of foreign withholding taxes of $5,754) ........      2,132,936
                                                                     -----------
                                                                       6,946,942
                                                                     -----------
  Expenses:
     Investment management fee -- Note B ........................      1,043,923
     Distribution and service fee -- Note B
       Class A ..................................................        234,624
       Class B ..................................................        945,151
     Transfer agent fee -- Note B ...............................        359,524
     Custodian fee ..............................................         46,613
     Registration and filing fees ...............................         40,109
     Auditing fee ...............................................         38,966
     Financial services fee -- Note B ...........................         31,635
     Trustees' fees .............................................         15,056
     Printing ...................................................         12,516
     Organization expense -- Note A .............................         11,856
     Miscellaneous ..............................................          6,073
     Legal fees .................................................          2,493
                                                                     -----------
                    Total Expenses ..............................      2,788,539
                    ------------------------------------------------------------
                    Net Investment Income .......................      4,158,403
                    ------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .........................     14,306,942
  Change in net unrealized appreciation/depreciation
   of investments ...............................................     13,605,012
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments .........................     27,911,954
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...................    $32,070,357
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                       1996                1997
                                                                                                  -------------       -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ...................................................................      $   4,690,230       $   4,158,403
   Net realized gain on investments sold ...................................................          8,918,977          14,306,942
   Change in net unrealized appreciation/depreciation of investments .......................          4,175,398          13,605,012
                                                                                                  -------------       -------------
     Net Increase in Net Assets Resulting from Operations ..................................         17,784,605          32,070,357
                                                                                                  -------------       -------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A -- ($0.4113 and $0.3717 per share, respectively) ..............................         (2,342,425)         (2,166,268)
     Class B -- ($0.3257 and $0.2770 per share, respectively) ..............................         (2,357,069)         (1,974,558)
   Distributions from net realized gain on investments sold
     Class A -- ($0.4733 and $1.0829 per share, respectively) ..............................         (2,627,891)         (6,328,684)
     Class B -- ($0.4733 and $1.0829 per share, respectively) ..............................         (3,369,351)         (7,611,762)
                                                                                                  -------------       -------------
     Total Distributions to Shareholders ...................................................        (10,696,736)        (18,081,272)
                                                                                                  -------------       -------------
From Fund Share Transactions-- Net:* .......................................................         (2,627,744)          9,426,144
                                                                                                  -------------       -------------
Net Assets:
   Beginning of period .....................................................................        157,637,588         162,097,713
                                                                                                  -------------       -------------
   End of period (including distributions in excess of net investment income
     of $7,829 and undistributed net investment income of $9,876, respectively) ............      $ 162,097,713       $ 185,512,942
                                                                                                  =============       =============

* Analysis of Fund Share Transactions:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------------------------
                                                                                       1996                        1997
                                                                            --------------------------   --------------------------
                                                                               SHARES        AMOUNT         SHARES        AMOUNT
                                                                            -----------   ------------   -----------   ------------
CLASS A
   Shares sold ...........................................................      816,219   $  9,909,760     1,109,775   $ 14,711,593
   Shares issued to shareholders in reinvestment of distributions ........      391,011      4,778,423       617,926      8,180,033
                                                                            -----------   ------------   -----------   ------------
                                                                              1,207,230     14,688,183     1,727,701     22,891,626
   Less shares repurchased ...............................................   (1,345,458)   (16,427,737)   (1,210,119)   (16,051,956)
                                                                            -----------   ------------   -----------   ------------
   Net increase (decrease) ...............................................     (138,228)  ($ 1,739,554)      517,582   $  6,839,670
                                                                            ===========   ============   ===========   ============
CLASS B
   Shares sold ...........................................................      839,251   $ 10,238,843       778,364   $ 10,353,777
   Shares issued to shareholders in reinvestment of distributions ........      425,371      5,201,478       668,347      8,845,505
                                                                            -----------   ------------   -----------   ------------
                                                                              1,264,622     15,440,321     1,446,711     19,199,282
   Less shares repurchased ...............................................   (1,338,200)   (16,328,511)   (1,253,224)   (16,612,808)
                                                                            -----------   ------------   -----------   ------------
   Net increase (decrease) ...............................................      (73,578)  ($   888,190)      193,487   $  2,586,474
                                                                            ===========   ============   ===========   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------
                                                                    1993       1994       1995         1996         1997
                                                                  -------    -------    -------      -------      -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period .........................     $10.19     $10.74      $9.84       $11.75       $12.27
                                                                  -------    -------    -------      -------      -------
Net Investment Income ........................................       0.46       0.50       0.44(1)      0.41(1)      0.37(1)
Net Realized and Unrealized Gain (Loss) on Investments .......       0.68      (0.88)      1.91         0.99         2.14
                                                                  -------    -------    -------      -------      -------
   Total from Investment Operations ..........................       1.14      (0.38)      2.35         1.40         2.51
                                                                  -------    -------    -------      -------      -------
Less Distributions:
  Dividends from Net Investment Income .......................      (0.45)     (0.50)     (0.44)       (0.41)       (0.37)
  Distributions from Net Realized Gain on Investments Sold ...      (0.14)     (0.02)        --        (0.47)       (1.08)
                                                                  -------    -------    -------      -------      -------
   Total Distributions .......................................      (0.59)     (0.52)     (0.44)       (0.88)       (1.45)
                                                                  -------    -------    -------      -------      -------
Net Asset Value, End of Period ...............................     $10.74      $9.84     $11.75       $12.27       $13.33
                                                                  =======    =======    =======      =======      =======
Total Investment Return at Net Asset Value (2) ...............      11.38%     (3.51%)    24.23%       12.13%       20.79%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted) .....................    $62,218    $61,952    $69,811      $71,242      $84,264
Ratio of Expenses to Average Net Assets ......................       1.45%      1.23%      1.27%        1.29%        1.22%
Ratio of Net Investment Income to Average Net Assets .........       4.44%      4.89%      3.99%        3.33%        2.77%
Portfolio Turnover Rate ......................................         85%        78%        45%          80%         115%
Average Brokerage Commission Rate (3) ........................        N/A        N/A        N/A      $0.0700      $0.0700

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------------
                                                                    1993       1994       1995         1996         1997
                                                                  -------    -------    -------      -------      --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................   $10.20     $10.75      $9.84       $11.74        $12.27
                                                                  -------    -------    -------      -------      --------
Net Investment Income ..........................................     0.37       0.43       0.36(1)      0.32(1)       0.28(1)
Net Realized and Unrealized Gain (Loss) on Investments .........     0.70      (0.89)      1.90         1.01          2.14
                                                                  -------    -------    -------      -------      --------
   Total from Investment Operations ............................     1.07      (0.46)      2.26         1.33          2.42
                                                                  -------    -------    -------      -------      --------
Less Distributions:
  Dividends from Net Investment Income .........................    (0.38)     (0.43)     (0.36)       (0.33)        (0.28)
  Distributions from Net Realized Gain on Investments Sold .....    (0.14)     (0.02)        --        (0.47)        (1.08)
                                                                  -------    -------    -------      -------      --------
   Total Distributions .........................................    (0.52)     (0.45)     (0.36)       (0.80)        (1.36)
                                                                  -------    -------    -------      -------      --------
Net Asset Value, End of Period .................................   $10.75      $9.84     $11.74       $12.27        $13.33
                                                                  =======    =======    =======      =======      ========
Total Investment Return at Net Asset Value (2) .................    10.63%     (4.22%)    23.30%       11.46%        19.96%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted) .......................  $78,775    $79,176    $87,827      $90,855      $101,249
Ratio of Expenses to Average Net Assets ........................     2.10%      1.87%      1.96%        1.99%         1.91%
Ratio of Net Investment Income to Average Net Assets ...........     4.01%      4.25%      3.31%        2.63%         2.08%
Portfolio Turnover Rate ........................................       85%        78%        45%          80%          115%
Average Brokerage Commission Rate (3) ..........................      N/A        N/A        N/A      $0.0700       $0.0700

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Schedule of Investments
December 31, 1997

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price earnings ratios, but are unaudited.
--------------------------------------------------------------------------------

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH      MARKET
  OF SHARES                                                                                RATE        VALUE
  ---------                                                                              --------     ------
COMMON STOCKS (63.71%)
Advertising (1.34%)
    50,000  Interpublic Group of Companies, Inc.
               @ 49 13/16..............................................................              $2,490,625
                                                                                                   ------------
            One of the largest advertising agencies
            in the world
            Earnings P/S........$.60, .70, .79, .87, 1.00, 1.11, 1.25, 1.11, 1.71, 1.82    13.1%
            Dividends P/S.............$.17, .21, .25, .27, .30, .33, .36, .40, .44, .50    12.7%
            Price/Earnings Ratio...................................................27.4
Banks (5.41%)
    44,000  Banc One Corp. @ 54 5/16...................................................               2,389,750
            Ohio-based bank holding company
            Earnings P/S....$1.43, 1.45, 1.66, 1.72, 2.08, 2.62, 2.20, 2.91, 3.23, 2.25     5.2%
            Dividends P/S.........$.50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36, 1.52    13.1%
            Price/Earnings Ratio...................................................24.7
    30,000  First Tennessee National Corp. @ 66 3/4....................................               2,002,500
            Tennessee-based bank holding company
            Earnings P/S.....$1.10, .61, 1.00, 1.32, 1.60, 1.66, 2.15, 2.42, 2.68, 2.97    11.7%
            Dividends P/S...........$.43, .49, .54, .57, .63, .75, .87, .97, 1.10, 1.23    12.4%
            Price/Earnings Ratio...................................................22.3
    35,000  First Union Corp. @ 51 1/4.................................................               1,793,750
            North Carolina-based bank holding company
            Earnings P/S....$1.38, 1.20, 1.26, 1.28, 1.12, 2.37, 2.29, 2.52, 2.68, 3.43    10.6%
            Dividends P/S...........$.43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22    12.3%
            Price/Earnings Ratio...................................................14.9
    20,000  KeyCorp. @ 70 13/16........................................................               1,416,250
            Bank holding company with offices from
            coast to coast
            Earnings P/S.....$2.10, 2.32, 2.32, 1.31, 2.39, 2.89, 3.45, 3.3, 3.37, 3.73     6.6%
            Dividends P/S........$.68, .80, .88, .92, .98, 1.12, 1.28, 1.44, 1.52, 1.68    10.6%
            Price/Earnings Ratio...................................................18.9
    40,000  NationsBank Corp. @ 60 13/16...............................................               2,432,500
            Largest superregional bank in the Southeast
            Earnings P/S.....$1.44, 2.22, 1.31, .38, 2.30, 2.50, 3.06, 3.57, 4.00, 4.22    12.7%
            Dividends P/S..........$.47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.32    12.2%
            Price/Earnings Ratio...................................................14.4
                                                                                                   ------------
                                                                                                     10,034,750
                                                                                                   ------------
Beverages (0.59%)
    30,000  PepsiCo, Inc. @ 36 7/16....................................................               1,093,125
                                                                                                   ------------
            Second largest soft drink company
            Earnings P/S...........$.48, .57, .69, .68, .81, .98, 1.11, 1.00, .72, 1.07     9.3%
            Dividends P/S.............$.12, .15, .18, .21, .23, .28, .32, .36, .41, .47    16.4%
            Price/Earnings Ratio...................................................33.6

The Schedule of Investments is a complete list of all securities owned by the Sovereign Balanced Fund on December 31, 1997. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH      MARKET
  OF SHARES                                                                                RATE        VALUE
  ---------                                                                              --------     ------
Chemicals (5.32%)
    25,000  Air Products & Chemicals, Inc. @ 82 1/4....................................              $2,056,250
            Producer of industrial gases
            Earnings P/S....$1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29, 3.73, 3.90     8.0%
            Dividends P/S..........$.55, .63, .69, .75, .83, .89, .95, 1.01, 1.07, 1.15     8.5%
            Price/Earnings Ratio...................................................21.4
    45,000  BetzDearborn,Inc. @ 61 1/16................................................               2,747,813
            Produces and markets a wide range of
            engineered programs and specialty
            chemical products for process systems
            Earnings P/S....$1.58, 1.77, 2.12, 2.47, 2.71, 2.05, 2.43, 2.27, 2.10, 2.47     5.1%
            Dividends P/S.....$.80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49, 1.51     7.3%
            Price/Earnings Ratio...................................................24.9
   150,000  RPM, Inc. @ 15 1/4.........................................................               2,287,500
            Manufacturer of specialty chemicals and
            coatings to waterproof and rustproof structures
            Earnings P/S..............$.30, .37, .34, .44, .47, .47, .60, .68, .72, .80    11.5%
            Dividends P/S.............$.20, .22, .24, .27, .29, .31, .34, .36, .39, .42     8.6%
            Price/Earnings Ratio...................................................19.2
    70,000  Sigma-Aldrich Corp. @ 39 3/4...............................................               2,782,500
            Manufacturer of biochemical and organic
            products used for research and diagnostics
            Earnings P/S.........$.57, .65, .72, .80, .96, 1.08, 1.11, 1.32, 1.48, 1.61    12.2%
            Dividends P/S.............$.08, .09, .10, .11, .13, .15, .17, .19, .23, .26    14.0%
            Price/Earnings Ratio...................................................24.7
                                                                                                   ------------
                                                                                                      9,874,063
                                                                                                   ------------
Computers (2.34%)
    35,000  Automatic Data Processing, Inc. @ 61 3/8...................................               2,148,125
            Largest independent computing services firm
            in the U.S.
            Earnings P/S.........$.55, .63, .72, .82, .92, 1.04, 1.19, 1.38, 1.57, 1.76    13.8%
            Dividends P/S.............$.13, .15, .17, .20, .23, .26, .29, .35, .42, .48    15.6%
            Price/Earnings Ratio...................................................33.3
    35,000  Hewlett-Packard Co. @ 62 1/2...............................................               2,187,500
            Manufactures and services electronic
            measurement, analysis and computation
            instruments
            Earnings P/S.........$.84, .88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 2.95    15.0%
            Dividends P/S.............$.07, .10, .11, .13, .20, .24, .29, .38, .46, .54    25.5%
            Price/Earnings Ratio...................................................21.9
                                                                                                   ------------
                                                                                                      4,335,625
                                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH      MARKET
  OF SHARES                                                                                RATE        VALUE
  ---------                                                                              --------     ------
Containers (2.07%)
    40,000  Bemis Company, Inc. @ 44 1/16..............................................              $1,762,500
            Producer of a broad range of flexible
            packaging and equipment and pressure
            sensitive materials
            Earnings P/S........$.74, .90, .99, 1.03, 1.10, .89, 1.40, 1.63, 1.90, 1.93    11.2%
            Dividends P/S.............$.22, .30, .36, .42, .46, .50, .54, .64, .72, .80    15.4%
            Price/Earnings Ratio...................................................22.7
    60,000  Sonoco Products Corp. @ 34 11/16...........................................               2,081,250
            Leading manufacturer of containers,
            paper products and packaging
            Earnings P/S......$1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81     6.2%
            Dividends P/S.............$.30, .39, .43, .44, .48, .50, .53, .59, .65, .71    10.0%
            Price/Earnings Ratio...................................................18.9
                                                                                                   ------------
                                                                                                      3,843,750
                                                                                                   ------------
Diversified Operations (3.08%)
    50,000  DuPont (E.I.) De Nemours & Co.
               @ 60 1/16...............................................................               3,003,125
            Nation's largest chemical manufacturer
            Earnings P/S......$1.52, 1.77, 1.70, 1.04, .72, .42, 2.00, 2.81, 3.24, 2.65     6.4%
            Dividends P/S..........$.62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23     7.9%
            Price/Earnings Ratio...................................................22.9
    60,000  Federal Signal Corp. @ 21 5/8..............................................               1,297,500
            Manufactures fire trucks and street sweepers,
            as well as public safety, signaling
            and communications equipment
            Earnings P/S..........$.41, .48, .61, .68, .75, .86, 1.02, 1.13, 1.35, 1.40    14.6%
            Dividends P/S.............$.16, .19, .22, .27, .32, .36, .42, .50, .58, .67    17.2%
            Price/Earnings Ratio...................................................15.3
    50,000  Ikon Office Solutions, Inc. @ 28 1/8.......................................               1,406,250
            Distributor of office and paper products
            Earnings P/S........$1.06, 1.14, .88, .85, 1.11, (.02), .55, .86, 1.12, .77      NMF
            Dividends P/S...$.080, .089, .097, .103, .106, .111, .117, .123, .129, .160     8.0%
            Price/Earnings Ratio...................................................36.3
                                                                                                   ------------
                                                                                                      5,706,875
                                                                                                   ------------
Electronics (7.92%)
    55,000  AMP, Inc. @ 42.............................................................               2,310,000
            World's largest manufacturer of
            electrical/electronic connectors
            Earnings P/S..........$1.48, 1.32, 1.35, 1.23, 1.38, 1.42, 1.72, 1.96, 1.31      NMF
            Dividends P/S...........$.50, .60, .68, .72, .76, .80, .84, .92, 1.00, 1.04     8.5%
            Price/Earnings Ratio...................................................32.0
    60,000  Emerson Electric Co. @ 56 7/16.............................................               3,386,250
            Produces and sells electrical/electronic
            products and systems
            Earnings P/S....$1.16, 1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 2.08, 2.28, 2.52     9.0%
            Dividends P/S...........$.52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11     8.8%
            Price/Earnings Ratio...................................................22.5
    40,000  General Electric Co. @ 73 3/8..............................................               2,935,000
            Dominant force in home appliances,
            electrical power, and financial services
            Earnings P/S.....$.94, 1.09, 1.21, 1.28, 1.26, 1.23, 1.73, 1.95, 2.20. 2.42    11.1%
            Dividends P/S............$.35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04    12.9%
            Price/Earnings Ratio...................................................30.6
    35,000  Grainger (W.W.), Inc. @ 97 3/16............................................              $3,401,563
            Leading distributor of electrical equipment
            Earnings P/S....$1.96, 2.20, 2.31, 2.37, 2.58, 2.88, 2.50, 3.64, 4.04, 4.36     9.3%
            Dividends P/S............$.43, .50, .57, .61, .65, .71, .78, .89, .98, 1.06    10.5%
            Price/Earnings Ratio...................................................22.4
    40,000  Hubbell, Inc.(Class B) @ 49 5/16...........................................               1,972,500
            Manufactures a variety of electrical products
            Earnings P/S........$.93, 1.04,1.18, 1.30,1.41,1.00, 1.60, 1.83, 2.10, 2.28    10.5%
            Dividends P/S...........$.43, .53, .63, .70, .76, .78, .81, .92, 1.02, 1.13    11.3%
            Price/Earnings Ratio...................................................22.0
    15,000  Parker Hannifin Corp. @ 45 7/8.............................................                 688,125
            Operates in the Industrial and Aerospace
            industries producing a wide range of
            motion control devices and designs and
            manufactures products for the aircraft,
            missile and spacecraft markets
            Earnings P/S..........$.98, .94, 1.00, .55, .59, .60, .48, 1.97, 2.15, 2.46    10.8%
            Dividends P/S...$.366, .373, .393, .406, .413, .426, .433, .453, .480, .567     5.0%
            Price/Earnings Ratio...................................................16.9
                                                                                                   ------------
                                                                                                     14,693,438
                                                                                                   ------------
Food (1.40%)
   120,000  Archer-Daniel Midland Co. @ 21 11/16.......................................               2,602,500
                                                                                                   ------------
            Processes and merchandises agricultural
            products
            Earnings P/S............$.53, .65, .74, .71, .81, .86, .81, 1.34, 1.20, .66     2.5%
            Dividends P/S...$.028, .033, .046, .048, .050, .053, .063, .110, .184, .193    23.9%
            Price/Earnings Ratio...................................................24.2
Furniture (0.34%)
    15,000  Leggett & Platt, Inc. @ 41 7/8.............................................                 628,125
                                                                                                   ------------
            Produces intermediate products for the home
            furnishings industry
            Earnings P/S.........$.35, .66, .42, .56, .82, 1.05, 1.39, 1.49, 1.67, 2.08    21.9%
            Dividends P/S.............$.16, .19, .21, .22, .23, .27, .31, .38, .46, .54    14.5%
            Price/Earnings Ratio...................................................20.4
Insurance (4.46%)
    35,000  AFLAC Corp. @ 51 1/8.......................................................               1,789,375
            Global specialty insurer
            Earnings P/S........$.72, .53, .77, .97, 1.19, 1.55, 1.89, 2.33, 2.73, 4.39    22.2%
            Dividends P/S.............$.13, .15, .18, .20, .23, .26, .30, .34, .39, .45    14.8%
            Price/Earnings Ratio...................................................11.4
    10,000  General RE Corp. @ 212.....................................................               2,120,000
            Broadly based re-insurance organization
            Earnings P/S...$5.09, 6.52, 6.89, 7.46, 6.84, 8.11, 7.97, 9.92, 11.0, 11.91     9.9%
            Dividends P/S...$1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20     7.0%
            Price/Earnings Ratio...................................................17.8
    80,000  Reliastar Financial Corp. @ 41 3/16........................................               3,295,000
            Financial services company engaged in
            life/health insurance and consumer finance
            Earnings P/S......$1.04, 1.00, .98, .86, 1.04, 1.32, 1.65, 2.18, 2.52, 2.57    10.6%
            Dividends P/S.............$.29, .30, .32, .35, .37, .39, .44, .49, .55, .61     8.6%
            Price/Earnings Ratio...................................................16.0

                        SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH      MARKET
  OF SHARES                                                                                RATE        VALUE
  ---------                                                                              --------     ------
Insurance (continued)
    20,000  Travelers Group, Inc. @ 53 7/8.............................................              $1,077,500
            Diversified financial services company
            Earnings P/S.......$.91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00    14.2%
            Dividends P/S...........$.045, .048, .06, .08, .12, .16, .19, .27, .30, .40    27.5%
            Price/Earnings Ratio...................................................17.8
                                                                                                   ------------
                                                                                                      8,281,875
                                                                                                   ------------
Machinery (3.51%)
    86,000  Dover Corp. @ 36 1/8.......................................................               3,106,750
            Manufactures a variety of specialized
            industrial products
            Earnings P/S...........$.56, .57, .64, .54, .56, .69, .89, 1.23, 1.72, 1.73    13.4%
            Dividends P/S.............$.16, .18, .19, .21, .22, .23, .25, .28, .32, .36     9.4%
            Price/Earnings Ratio...................................................20.8
    95,000  Pentair, Inc. @ 35 15/16...................................................               3,414,063
            Manufactures enclosures for electrical,
            electronic, woodworking and power tool
            equipment
            Earnings P/S......$1.23, .99, .84, 1.10, 1.07, 1.13, 1.21, 1.48, 1.83, 2.07     6.0%
            Dividends P/S.............$.22, .27, .29, .31, .33, .34, .36, .40, .50, .54    10.5%
            Price/Earnings Ratio...................................................16.8
                                                                                                   ------------
                                                                                                      6,520,813
                                                                                                   ------------
Media (1.20%)
    30,000  McGraw-Hill Companies, Inc. @ 74...........................................               2,220,000
                                                                                                   ------------
            Provides informational products and services
            for business and industry
            Earnings P/S......$1.92, .41, 1.77, 1.52, 1.57, .12, 2.05, 2.28, 4.96, 5.32    12.0%
            Dividends P/S....$.92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44     5.1%
            Price/Earnings Ratio...................................................13.6
Medical (6.23%)
    45,000  Abbott Laboratories @ 65 9/16..............................................               2,950,312
            Major pharmaceutical and healthcare firm
            Earnings P/S......$.83, .96, 1.11, 1.28, 1.47, 1.69, 1.87, 2.12, 2.41, 2.64    13.7%
            Dividends P/S............$.29, .34, .40, .48, .58, .66, .74, .82, .93, 1.05    15.4%
            Price/Earnings Ratio...................................................25.5
    10,000  American Home Products Corp.
               @ 76 1/2................................................................                 765,000
            Pharmaceutical and healthcare company
            Earnings P/S....$1.61, 1.77, 3.01, 2.18, 1.83, 2.37, 2.49, 2.71, 2.96, 3.08     7.5%
            Dividends P/S......$.90, .98, 1.08, 1.19, 1.33,1.43, 1.47, 1.51, 1.57, 1.66     7.0%
            Price/Earnings Ratio.....................................................25
    50,000  Baxter International, Inc. @ 50 7/16.......................................               2,521,875
            The company operates four divisions: renal,
            biotech, cardiovascular and intravenous systems
            and international distribution
            Earnings P/S...$1.31, 1.50, (.05), 1.73, 1.99, (.97), 1.45, 1.34, 2.11. .99      NMF
            Dividends P/S..........$.47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14    10.3%
            Price/Earnings Ratio...................................................50.6
    53,000  Johnson & Johnson @ 65 7/8.................................................               3,491,375
            Major producer of prescription and
            non-prescription drugs, toiletries, medical
            instruments and supplies
            Earnings P/S.......$.72, .81, .86, 1.10, 1.23, 1.37, 1.56, 1.86, 2.17, 2.42    14.4%
            Dividends P/S.............$.24, .28, .33, .39, .45, .51, .57, .64, .74, .85    15.1%
            Price/Earnings Ratio...................................................26.9
    35,000  Medtronic, Inc. @ 52 5/16..................................................              $1,830,937
            Leading manufacturer of medical devices
            and instruments
            Earnings P/S.............$.20, .23, .24, .28, .34, .45, .51, .64, .94, 1.11    21.0%
            Dividends P/S...........$.035, .045, .05, .06, .07, .09, .11, .13, .16, .21    22.0%
            Price/Earnings Ratio...................................................41.7
                                                                                                   ------------
                                                                                                     11,559,499
                                                                                                   ------------
Metal (0.54%)
    60,000  Worthington Industries, Inc. @ 16 1/2......................................                 990,000
                                                                                                   ------------
            Manufactures metal and plastic products
            Earnings P/S............$.61, .70, .61, .50, .63, .76, .94, 1.29, 1.05, .97     5.3%
            Dividends P/S.............$.19, .23, .26, .28, .32, .34, .39, .43, .47, .51    11.6%
            Price/Earnings Ratio...................................................18.6
Office (1.45%)
    30,000  Pitney Bowes, Inc. @ 89 15/16..............................................               2,698,125
                                                                                                   ------------
            Manufactures office automation equipment
            Earnings P/S...$ 1.50, 1.13, 1.30, 1.80, 1.96, 1.92, 2.21, 2.68, 3.12, 3.43     9.6%
            Dividends P/S.........$.46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38, 1.60    14.9%
            Price/Earnings Ratio...................................................26.1
Oil & Gas (2.97%)
    40,000  Mobil Corp. @ 72 3/16......................................................               2,887,500
            One of the largest integrated, international
            oil companies with interest in petrochemicals
            and plastics
            Earnings P/S....$2.47, 2.20, 2.30, 2.33, 1.57, 2.54, 2.14, 2.94, 3.69, 4.05     5.6%
            Dividends P/S...$1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12     6.7%
            Price/Earnings Ratio...................................................17.9
    60,000  Shell Transport & Trading Co.,
            PLC American Depositary Receipts
               (Great Britain) @ 43 3/4................................................               2,625,000
            Involved in all phases of the petroleum
            industry
            Earnings P/S..........$.62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33, 1.57    10.9%
            Dividends P/S.............$.08, .09, .11, .12, .13, .14, .15, .17, .19, .21    11.3%
            Price/Earnings Ratio...................................................18.3
                                                                                                   ------------
                                                                                                      5,512,500
                                                                                                   ------------
Paper & Paper Products (0.72%)
    27,000  Kimberly-Clark Corp. @ 49 5/16.............................................               1,331,437
                                                                                                   ------------
            Leading producer of consumer and
            personal care products
            Earnings P/S.....$1.18, 1.32, 1.35, 1.59, 1.08, 1.59, 1.38, .06, 2.49, 2.47     8.6%
            Dividends P/S.............$.39, .63, .66, .74, .80, .84, .86, .88, .92, .96    10.5%
            Price/Earnings Ratio...................................................20.2
Retail (5.66%)
    30,000  Arbor Drugs, Inc. @ 18 1/2.................................................                 555,000
            Operates 201 drug stores in Michigan
            Earnings P/S..............$.14, .19, .23, .26, .29, .13, .26, .42, .48, .58    17.1%
            Dividends P/S.....$.0436, .0476, .0608, .0624, .09, .11, .13, .19, .24, .36    26.4%
            Price/Earnings Ratio...................................................30.6

                        SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH      MARKET
  OF SHARES                                                                                RATE        VALUE
  ---------                                                                              --------     ------
Retail (continued)
    30,000  Dayton Hudson Corp. @ 67 1/2...............................................              $2,025,000
            General merchandiser selling through Target
            and Marvyn stores
            Earnings P/S.....$.80, 1.15, 1.79, 1.80, 1.29, 1.67, 1.66, 1.92, 1.34, 2.07    11.1%
            Dividends P/S.............$.34, .37, .44, .48, .51, .53, .56, .58, .61, .66     7.6%
            Price/Earnings Ratio...................................................23.5
    39,000  Home Depot, Inc. @ 58 7/8..................................................               2,296,125
            Operates a chain of retail building
            supply/home improvement 'warehouse' stores
            Earnings P/S...........$.15, .21, .30, .40, .55, .67, .88, 1.03, 1.29, 1.50    29.2%
            Dividends P/S.............$.01, .02, .03, .04, .06, .08, .10, .13, .15, .19    38.7%
            Price/Earnings Ratio.....................................................39
    80,000  Sysco Corp. @ 45 9/16......................................................               3,645,000
            Largest distributor of food service products
            Earnings P/S.........$.45, .60, .73, .84, .93, 1.08, 1.18, 1.38, 1.52, 1.71    16.0%
            Dividends P/S.............$.08, .09, .10, .14, .22, .28, .36, .44, .52, .60    25.1%
            Price/Earnings Ratio...................................................25.3
    50,000  Wal-Mart Stores, Inc. @ 39 7/16............................................               1,971,875
            Operates chain of discount department stores
            Earnings P/S.........$.37, .48, .57, .70, .87, 1.02, 1.17, 1.19, 1.33, 1.47    16.6%
            Dividends P/S.............$.04, .06, .07, .09, .11, .13, .17, .20, .21, .27    23.6%
            Price/Earnings Ratio...................................................26.8
                                                                                                   ------------
                                                                                                     10,493,000
                                                                                                   ------------
Utilities (7.16%)
    20,000  Ameritech Corp. @ 80 1/2...................................................               1,610,000
            Provider of local telephone service
            Earnings P/S.....$2.27, 2.30, 2.37,2.20, 2.51, 2.78, 2.13, 3.63, 3.87, 4.10     6.8%
            Dividends P/S...$1.35, 1.46, 1.58, 1.70, 1.76, 1.84, 1.92, 2.00, 2.12, 2.26     5.9%
            Price/Earnings Ratio...................................................20.0
    50,000  Century Telephone Enterprise, Inc.
               @ 49 13/16..............................................................               2,490,625
            Louisiana based telecommunications company
            Earnings P/S........$.57, .49, .67, .80, 1.25, 1.35, 1.88, 1.97, 2.15, 3.11    20.7%
            Dividends P/S...$.264, .272, .280, .287, .293, .310, .320, .330, .360, .370     3.8%
            Price/Earnings Ratio...................................................15.9
    30,000  Duke Energy Corp. @ 55 3/8.................................................               1,661,250
            Generates, transmits, distributes and sells
            electric energy in the Piedmont sections
            of North and South Carolina
            Earnings P/S....$1.95, 2.57, 2.40, 2.60, 2.21, 2.80, 2.88, 3.25, 3.37, 2.61     3.3%
            Dividends P/S...$1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16     4.8%
            Price/Earnings Ratio...................................................21.2
    45,000  National Fuel Gas Co. @ 48 11/16...........................................               2,190,938
            Integrated natural gas system serving
            N.Y., PA. and Ohio
            Earnings P/S....$1.65, 1.93, 1.83, 1.63, 1.94, 2.15, 2.23, 2.03, 2.78, 3.01     6.9%
            Dividends P/S...$1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73     0.5%
            Price/Earnings Ratio...................................................16.0
    70,000  Questar Corp. @ 44 5/8.....................................................               3,123,750
            Diversified holding company for Utah, Wyoming
            and Colorado natural gas transmission,
            distribution and storage
            Earnings P/S.....$.64, 1.28, 1.46, 1.63, 1.85, 2.10, 1.21, 2.05, 2.39, 2.55    16.6%
            Dividends P/S......$.94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19, 1.24     3.1%
            Price/Earnings Ratio...................................................17.2
    30,000  SBC Communications, Inc. @ 73 1/4..........................................              $2,197,500
            Provides telephone service throughout the
            United States and internationally
            Earnings P/S....$1.74, 1.76, 1.82, 1.84, 1.93, 2.17, 2.39, 2.74, 3.10, 3.46     7.9%
            Dividends P/S..$1..22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70, 1.77     4.2%
            Price/Earnings Ratio...................................................20.5
                                                                                                   ------------
                                                                                                     13,274,063
                                                                                                   ------------

                                                                    TOTAL COMMON STOCKS
                                                                     (Cost $81,556,288)             118,184,188
                                                                                                   ------------
PREFERRED STOCKS  (0.62%)
    10,000  Cablevision Systems Corp., 11.125%,
               Ser M @ 115.50..........................................................               1,155,000
                                                                                                   ------------
                                                                 TOTAL PREFERRED STOCKS
                                                                      (Cost $1,132,500)               1,155,000
                                                                                                   ------------
 PAR VALUE
   (000s
  OMITTED)
 ---------
CORPORATE BONDS  (16.19%)
    $1,000  Adelphia Communications Corp.,
            Sr Note 9.25%, 10-01-02 @ 102..............................................               1,020,000
     1,000  Barclays North American Capital Corp.,
            Gtd Cap Note 9.75% 05-15-21 @112.777.......................................               1,127,770
     1,000  Comcast Corp., Sr Sub Deb 10.625%,
            07-15-12 @ 123.857.........................................................               1,238,570
     1,500  Continental Cablevision, Inc., Deb 9.50%,
            08-01-13 @ 117.915.........................................................               1,768,725
     1,300  GTE Corp., Deb 10.25% 11-01-20
            @ 112.954..................................................................               1,468,402
     1,500  Georgia-Pacific Corp., Deb 9.75%,
            01-15-18 @ 103.957.........................................................               1,559,355
     1,800  Landeskreditbank Baden- Wuerttemberg,
            Sub Note(Germany) 7.625% 02-01-23,
            @ 113.331..................................................................               2,039,958
     2,484  Long Island Lighting Co., Deb 8.90%,
            07-15-19 @ 106.409.........................................................               2,643,199
       600  Massachusetts Mutual Life Insurance Co.,
            Surplus Note 7.625% 11-15-23 (R)
            @ 109.278..................................................................                 655,668
     1,000  Midland American Capital Corp.,
            Gtd Deb 12.75% 11-15-03
            @ 105.312..................................................................               1,053,120
     2,091  Midland Cogeneration Venture L.P.,
            Sec Deb Ser C-91 10.33% 07-23-02
            @ 107.50...................................................................               2,248,335

                        SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

 PAR VALUE
   (000s                                                                                             MARKET
  OMITTED)                                                                                            VALUE
 ---------                                                                                           ------
CORPORATE BONDS  (continued)
      $750  New York Life Insurance Co., Surplus
            Notes 7.50% 12-15-23 (R) @ 101.538.........................................                $761,535
     1,646  North Atlantic Energy Corp., 1st Mtg
            Bond 9.05% 06-01-02 @ 102.764..............................................               1,691,496
     3,000  Quebec, Province of, Deb(Canada)
            7.50% 07-15-23, @ 107.824..................................................               3,234,720
       400  RJR Nabisco Capital Corp., Sr Notes
            8.75% 04-15-04 @ 107.055...................................................                 428,220
     1,100  Security Pacific Corp., Sub Notes 11.5%
            11-15-00 @ 113.545.........................................................               1,248,995
     1,000  Standard Credit Card Card Master Trust I,
            Class A Credit Card Part Ctf Ser 1994-2
            7.25% 04-07-08 @ 105.781...................................................               1,057,810
       750  Standard Credit Card Master Trust,
            Ser 1995-1 8.25% 01-08-07 @ 110.50.........................................                 828,750
     1,000  Tele-Communications, Inc., Sr Notes
            8.00%, 08-01-05 @ 107.163..................................................               1,071,630
       500  Tele-Communications, Inc., Sr Notes
            9.80%, 02-01-12 @ 124.321..................................................                 621,605
     1,550  TKR Cable I, Inc., Sr Deb 10.5%
            10-30-07 @ 112.730.........................................................               1,747,315
       500  Scandinavian Airline System, Deb
            (Sweden) 9.125% 07-20-99,
            @ 104.50...................................................................                 522,500
                                                                                                   ------------
                                                                  TOTAL CORPORATE BONDS
                                                                     (Cost $29,628,587)              30,037,678
                                                                                                   ------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (17.09%)
     5,345  Federal Home Loan Mort. Corp. Deb
            6.85%, 04-01-00 @ 100.172..................................................               5,354,194
     3,000  Federal Home Loan Mort. Corp. Deb
            6.31%, 07-31-00 @ 99.859...................................................               2,995,770
     1,674  Federal National Mort. Assn. Sr Sub
            7.50%, 08-01-08 @ 102.76...................................................               1,720,523
     2,474  Federal National Mort. Assn. Sr Sub
            7.00%, 07-01-11 @ 101.604..................................................               2,513,341
     2,000  Federal National Mort. Assn. Sr Sub
            9.50%, 07-01-17 @ 136.257..................................................               2,725,140
     1,790  Financing Corp., Bond 9.65% 11-02-18
            @ 138.797..................................................................               2,484,466
       119  Government National Mort. Assn.,
            9.00% 04-15-21 @ 108.342...................................................                 128,839
     1,728  Government National Mort. Assn.,
            7.00% 06-15-23 @ 101.156...................................................               1,747,965
    $2,000  United States Treasury, Note 6.625%,
            3-31-02 @ 103.234..........................................................              $2,064,680
     1,000  United States Treasury, Bond 10.75%,
            08-15-05 @ 130.094.........................................................               1,300,940
     2,250  United States Treasury, Bond 12.00%,
            08-15-13 @ 147.344.........................................................               3,315,240
     1,768  United States Treasury, Bond 8.125%,
            08-15-19 @ 125.125.........................................................               2,212,210
     2,000  United States Treasury, Bond 6.375%,
            08-15-27 @ 105.469.........................................................               2,109,380
     1,000  United States Treasury, Bond 6.125%,
            11-15-27 @ 102.766.........................................................               1,027,660
                                                                                                   ------------
                                                         TOTAL UNITED STATES GOVERNMENT
                                                               AND AGENCIES OBLIGATIONS
                                                                     (Cost $30,860,721)              31,700,348
                                                                                                   ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

 PAR VALUE
   (000s                                                                                  INTEREST   MARKET
  OMITTED)                                                                                  RATE      VALUE
 ---------                                                                                --------   ------
SHORT-TERM INVESTMENTS (0.88%)
     1,632  Joint Repurchase Agreement (0.88%)
            Investment in a joint repurchase
            agreement transaction with HSBC
            Securities, Inc., Dated 12-31-97,
            Due 01-02-98 (Secured by U. S.
            Treasury Bonds, 7.25% thru 13.25%,
            due 05-15-09 thru 11-15-16 and by
            U.S. Treasury Notes, 6.50% thru
            8.75%,due 04-30-99 thru 11-15-08)
            - Note A...................................................................    6.60%      1,632,000
                                                                                                   ------------
            Corporate Savings Account (0.00%)
            Investors Bank & Trust Company
            Daily Interest Savings Account
            Current Rate 4.95%.........................................................                     807
                                                                                                   ------------
                                                           TOTAL SHORT-TERM INVESTMENTS   (0.88%)     1,632,807
                                                                                         -------   ------------
                                                                      TOTAL INVESTMENTS  (98.49%)   182,710,021
                                                                                         -------   ------------
                                                           OTHER ASSETS AND LIABILITIES   (1.51%)     2,802,921
                                                                                         -------   ------------
                                                                       TOTAL NET ASSETS (100.00%)  $185,512,942
                                                                                         -------   ------------

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy rule. Rule 144A securities amounted to $1,417,203 or 0.76% of net assets as of December 31, 1997.

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                        SEE NOTES TO FINANCIAL STATEMENTS

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Balanced Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund

the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permits borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended December 31, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value. The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain equity investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of the stock portion of its management fee.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $189,374. Out of this amount, $30,586 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $65,500 was paid as sales commissions to unrelated broker-dealers and $91,288 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $172,005.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc.("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,673.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997, aggregated $66,450,899 and $71,397,273, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $123,347,883 and $115,322,280, respectively.

The cost of investments owned at December 31, 1997 (excluding the corporate savings account), for federal income tax purposes was $144,850,817. Gross unrealized appreciation and depreciation of investments aggregated $39,087,868 and $1,229,471, respectively, resulting in net unrealized appreciation of $37,858,397.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the period ended December 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gains on investments of $1,192,428, an increase in accumulated net investment income of $128 and an increase in capital paid-in of $1,192,300. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting pratice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust
John Hancock Sovereign Balanced Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Balanced Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Balanced Fund portfolio of John Hancock Investment Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended December 31, 1997.

      The Fund designated distributions to shareholders of $13,834,764 as long-term capital gain dividend. Of this amount $7,387,333 is a 28% rate gain distribution and $6,447,431 is a 20% rate gain distribution.

      With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1997, 46.67% of the dividends qualify for the corporate dividends received deductions.

      Shareholders were mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund


Historical Data (Unaudited)

The table below shows the record of the Fund since inception in 1992.
--------------------------------------------------------------------------------

CLASS A                              PER SHARE
 YEAR                   -------------------------------------
 ENDED      SHARES       DIVIDENDS   NET ASSET  CAPITAL GAINS
DEC. 31   OUTSTANDING   FROM INCOME    VALUE    DISTRIBUTION
-------   -----------   -----------    -----    ------------
 1992(1)     568,842      $0.0473     $10.19           --
 1993      5,792,163       0.4539      10.74        $0.1390
 1994      6,295,898       0.4951       9.84         0.0231
 1995      5,943,279       0.4373      11.75           --
 1996      5,805,051       0.4113      12.27         0.4733
 1997      6,322,633      0.37165      13.33        1.08288

CLASS B                              PER SHARE
 YEAR                   -------------------------------------
 ENDED      SHARES       DIVIDENDS   NET ASSET  CAPITAL GAINS
DEC. 31   OUTSTANDING   FROM INCOME    VALUE    DISTRIBUTION
-------   -----------   -----------    -----    ------------
 1992(1)   1,403,452      $0.0292     $10.20           --
 1993      7,327,059       0.3816      10.75        $0.1390
 1994      8,046,236       0.4296       9.84         0.0231
 1995      7,478,401       0.3632      11.74           --
 1996      7,404,823       0.3257      12.27         0.4733
 1997      7,598,310       0.2770      13.33        1.08288

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund


Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Balanced Fund as of December 31, 1997.
--------------------------------------------------------------------------------

                                                 PERCENT OF
                                              DIVIDEND INCREASE
                                              -----------------

AFLAC Corp. ................................        15.0%
Abbott Laboratories, Inc. ..................        12.5
Air Products & Chemicals ...................         9.1
American Home Products .....................         4.9
Ameritech Corp. ............................         6.2
AMP, Inc. ..................................         4.0
Arbor Drugs, Inc. ..........................        50.0
Archer-Daniel Midland Co. ..................         5.0
Automatic Data Processing, Inc. ............        15.2
BankOne Corp. ..............................        11.7
Baxter International, Inc. .................         3.0
Bemis Company, Inc. ........................        11.1
Betz Dearborn, Inc. ........................         1.3
Century Telephone Enterprise, Inc. .........         2.8
Dayton Hudson Corp. ........................        12.5
Dover Corp. ................................        11.5
DuPont (E.I.) De Nemours & Co. .............        10.5
Duke Energy Corp. ..........................         3.8
Emerson Electric Co. .......................         9.3
Federal Signal Corp. .......................        15.5
First Tennessee National Corp. .............        10.0
First Union Corp. ..........................        15.6
General Electric Co. .......................        15.4
General RE Corp. ...........................         7.8
Grainger (W.W.), Inc. ......................         8.0
Hewlett Packard Co. ........................        16.7
Home Depot, Inc. ...........................        25.0
Hubbell Inc. (Class B) .....................        11.5
Ikon Office Solutions, Inc. ................        24.0
Interpublic Group, Inc. ....................        14.7
Johnson & Johnson ..........................        15.8
Key Corp. ..................................        10.5
Kimberly-Clark Corp. .......................         4.3
Leggett & Platt, Inc. ......................         7.7
McGraw-Hill Companies, Inc. ................         9.1
Medtronic, Inc. ............................        15.8
Mobil Corp. ................................         6.0
National Fuel Gas Co. ......................         3.6
NationsBank Corp. ..........................        15.2
Parker-Hannifin Corp. ......................        12.5
Pentair, Inc. ..............................        11.1
PepsiCo, Inc. ..............................         8.8
Pitney Bowes, Inc. .........................        15.9
Questar Corp. ..............................         3.3
RPM, Inc. ..................................         7.7
Reliastar Financial Corp. ..................        10.7
SBC Communications, Inc. ...................         4.1
Sigma-Aldrich Corp. ........................        12.0
Sonoco Products Corp. ......................         9.1
Shell Transport & Trading Co., PLC(ADR) ....        10.5
Sysco Corp. ................................        13.3
Travelers, Inc. ............................        25.0
Wal-Mart Stores, Inc. ......................        28.6
Worthington Industries, Inc. ...............         8.3
                                                    ----
                                                    11.7%
                                                    ====

The average dividend increase for this group was 11.7%

================================================================================

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--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Sovereign Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                   3600A  12/97
                                                                            2/98